                                      VIST

                                     ANNUAL
                                     REPORT

                               DECEMBER 31, 1997

                           [FIRST VARIABLE LIFE LOGO]

                                      TABLE
                                       OF
                                    CONTENTS


Report of the President                                                   1
Management's Discussion & Analysis
  Small Cap Growth                                                        3
  World Equity                                                            5
  Growth                                                                  7
  Matrix Equity                                                           9
  Growth & Income                                                        11
  Multiple Strategies                                                    13
  High Income Bond                                                       15
  U.S. Government Bond                                                   17
Report of Independent Accountants                                        19
Schedule of Investments                                                  20
Statements of Assets and Liabilities                                     60
Statements of Operations                                                 62
Statements of Changes in Net Assets                                      64
Financial Highlights                                                     68
Notes to the Financial Statements                                        76
Federated Prime Money Fund II                                           F-1

            Financial products together with financial information.

[FIRST VARIABLE LIFE LETTERHEAD]


February 20, 1998

Dear First Variable Contract Holder,

I am pleased to present the annual report for the Variable Investors Series Trust (VIST). These portfolios are the investments within your First Variable contract.

We've designed a new look for the report that makes it easier for you to find important information on the portfolios. Inside, you'll find a short list of the top ten holdings and key information. Each and every holding of the portfolio and other financial information is shown later in the report. Take a moment to familiarize yourself with the new format. I think you'll like it as much as I do.

Again in 1997, the stock market performed well. The S&P 500, one of the most popular market measures, was up 33.4% over the course of the year. Despite the exuberance of this market indicator, many other investment categories did not fare as well. In fact, the top 50 performing stocks of the S&P 500 Index accounted for nearly two-thirds of its return. These 50 companies are quite large and make up only a small portion of the total market. Most of our portfolios seek investment results from several other types of investments, such as small to mid-sized companies.

The bond market, as measured by the Salomon Broad Investment Grade Bond Index, returned 9.6% during 1997. The high yield market did particularly well this year and returned 12.63%, as measured by the First Boston High Yield Index. While these returns are less than the stock market, they are very good for the bond markets.

While the markets performed well this year, this may not always be the case in the future. I ask you to remember that your investment in First Variable's products is part of your long-term plan. Your financial adviser can help you adjust your plan as your life situations and financial goals change.

Your investment choices are very important as you build, enjoy and preserve your wealth. At First Variable, we are committed to offering you the products, services and information you need to shape your financial future.

                                    Regards,


                                    /s/ John M. Soukup
                                    ------------------
                                    John M. Soukup
                                    President

Small Cap Growth Portfolio

Objective

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

Management's
  Discussion & Analysis

The past year will go down in the record books as rather moody and certainly volatile. Small and mid-cap growth stocks suffered substantial underperformance in 1997, as the rally from late April through early October was preceded and followed by severe corrections. For the year, the Portfolio returned 0.73%, compared to the Russell 2000 Index which returned 22.37%.

PERFORMANCE

In the first quarter, fears of excessive economic strength and higher interest rates caused stock prices to weaken and precipitated a correction in the market. Small cap stocks with high earnings growth rates and high P/E ratios were hardest hit, as investor favor turned toward the perceived safety of larger, more liquid names. This investment climate was particularly difficult for our disciplined approach because we invest in companies with the highest sustainable earnings growth.

By the end of April, the market tide and investor sentiment had shifted, causing growth and small cap shares to climb once again. The tone changed again from July through September. Equity results were mixed as inflation fears and worry over a Fed rate hike resurfaced. Large cap stocks gave back a portion of their earlier gains, but small cap issues and technology stocks barely broke stride.

In October, Asia roiled the world's markets with a currency crisis. The Asian turmoil sparked the year's second correction in smaller cap growth stocks. Although the crisis is likely to have a more pronounced long term impact on the

Pilgrim Baxter & Associates, Ltd.

PILGRIM BAXTER & ASSOCIATES, LTD.
      --------------------
       INVESTMENT COUNSEL

                           Small
                       Cap Growth

Performance

Returns 12/31/97
4th Quarter            (11.05)%
1 Year                  0.73%
5 Year                   N/A
Since Inception        21.22%*

*May 4, 1995


Top 10 Holdings

                                  % of        % of
  Holdings                        Portfolio   Top 10

   Computer Task Group Inc.       2.75%       12.31%
   Amresco Inc.                   2.45%       10.97%
   Computer Horizons Corp.        2.33%       10.43%
   Vistana Inc.                   2.27%       10.17%
   Applied Graphics Technologies  2.26%       10.12%
   Medicis Pharmaceutical Corp.   2.17%        9.72%
   National Surgery Centers Inc.  2.13%        9.54%
   Waters Corp.                   2.11%        9.45%
   Rural/Metro Corp.              2.02%        9.05%
   Pediatrix Medical Group        1.84%        8.24%



Top 5 Sector Weightings

                                    % of
  Sector                          Portfolio
  ------                          ---------

Systems Integrator                  8.1%
Environmental                       4.5%
Special Outpatient Facilities       3.8%
Drugs/Pharmaceuticals               3.7%
Hotels/Resorts                      3.6%


Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

Management's
  Discussion & Analysis (CONTINUED)

bottom line of global, large cap companies than small cap shares, investors shunned the less liquid small caps and prices dropped sharply.

OUTLOOK

In our opinion, the revised outlook for slower corporate earnings growth due to the financial crisis in Asia actually improves the outlook for small cap stocks, which generally derive a smaller proportion of their revenues from abroad. The gains can be spectacular over time, but owing to the limited liquidity of small cap growth stocks, moves are often powerful, brief and irregular.

The backdrop for our style of investing is very favorable in our view: low relative valuations, a slowing trend in profit growth for many large cap names, a favorable tax rate on capital gains, and a benign interest rate environment. Many of the stocks we own have solid fundamentals but have been indiscriminately punished as investor fear has driven investors to more liquid stocks and alternative financial assets.

Looking ahead, we are prepared for continued volatility in 1998. We have confidence in the companies we own and in the investment strategies that have proven successful for us over the years.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

                           VIST SMALL CAP GROWTH     RUSSELL 2000 INDEX
                           ---------------------     ------------------
     May 4, 1995                   10,000                   10,000
     June 30, 1995                 10,939                   10,676
     September 30, 1995            12,593                   11,731
     December 31, 1995             13,008                   11,985
     March 31, 1996                14,439                   12,600
     June 30, 1996                 16,705                   13,230
     December 31, 1996             16,582                   13,965
     March 31, 1997                13,401                   13,242
     June 30, 1997                 16,540                   15,655
     September 30, 1997            18,778                   17,984
     December 31, 1997             16,703                   17,382

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1997

                                     Past 1            Life of
                                      Year          Portfolio***
                                      ----          ------------

Small Cap Growth Portfolio           0.73%             21.22%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

World Equity Portfolio

Objective

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

Management's
  Discussion & Analysis

Volatility was the major theme of the third and fourth quarters in 1997. The currency, stock market and economic problems that began in Thailand and Indonesia this summer, spread concern and uncertainty throughout the remainder of Asia and caused tremors in all global markets.

PORTFOLIO PERFORMANCE

Fortunately for the international component of this portfolio, our exposure to the problems in Asia was kept to a minimum due to our underweight position in the region throughout the year. European markets provided the best investment environment. Three of our top four performing markets were our European stocks in Italy (37.1%), the Netherlands (29.8%), and the United Kingdom (15.6%). Disappointing performers for us were our selections in Australia, Brazil, Finland, and Japan. Additionally, a strengthening U.S. dollar worked to dilute local performance. Our proactive currency management enabled us to partially protect local returns versus a strong U.S. dollar. We partially hedged our currency exposure with the use of forward contracts. For the year, the Portfolio returned 9.98% compared to 15.76% for the MSCI World Index.

On the domestic side, an overweight position in U.S. technology stocks and a generally poor market for most U.S. small cap stocks hurt the performance in the first quarter of 1997 and proved to be a drag on the overall performance of this portion of the portfolio for the year. The significant event in the fourth quarter was the turmoil in many Asian countries. Many of the

Keystone Investment

                                                                 [Keystone logo]

world equity

Performance

Returns 12/31/97

4th Quarter           (6.78)%
1 Year                 9.98%
5 Year                14.68%
Since Inception        8.25%*

*June 10,1988


Top 10 Holdings

                            % of        % of
Holdings                  Portfolio    Top 10

Nestle SA                   2.97%      15.22%
Diageo Plc                  2.28%      11.69%
Astra AB                    2.24%      11.48%
Novartis AG                 2.03%      10.40%
Telecom Italia Spa          1.92%       9.84%
Falcon Drilling Inc.        1.70%       8.71%
Sony Corp.                  1.69%       8.66%
AXA UAP                     1.63%       8.35%
Karstadt AG                 1.59%       8.15%
Vodafone Group              1.46%       7.48%


Top 5 Countries

                     % of
  Sector           Portfolio

United States        39.5%
United Kingdom       15.3%
France                8.8%
Switzerland           6.8%
Sweden                4.6%

  Special risks such as currency fluctuations and political changes should be considered when investing internationally.

Management's
  Discussion & Analysis (Continued)

U.S. companies in the portfolio do manufacture and market overseas. Semiconductor stocks and electronic technology, the sector with the most Asian exposure, significantly underperformed losing nearly 25%. We believe the market is cutting the valuations of these companies indiscriminately; therefore we believe there are good opportunities in the higher quality companies. The financial sector continued its strong performance in the fourth quarter, and telecommunications service stocks also provided above average returns.

OUTLOOK

On the international side, we continue to be most optimistic about Europe. Most European markets continue to benefit from low inflation, low relative interest rates, slow but improving growth, strong bond markets, cost cutting and corporate restructuring as the continent moves toward the European Monetary Union in 1999. Asia is being watched very closely. We expect volatility in these markets to continue as they come to grips with the implications of the massive devaluations their currencies have suffered and the restructuring their economies have to undergo. We are additionally monitoring Japan as its financial system is restructured and it awaits the outcome facing the rest of Asia.

Domestically, we believe economic conditions of moderate growth with flat to declining interest rates are favorable for small cap companies. The volatility provides us the opportunity to take positions in high quality companies at attractive valuation levels. Small cap stocks tend to move significantly in short periods of time. Our focus is on areas with little cyclical sensitivities and sustainable earnings growth.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                             VIST WORLD EQUITY        MSCI WORLD INDEX
                             -----------------       ------------------
     April 1, 1994                 10,000                   10,000
     June 30, 1994                  9,830                   10,301
     September 30, 1994            10,523                   10,522
     December 31, 1994             10,707                   10,447
     March 31, 1995                10,921                   10,957
     June 30, 1995                 11,806                   11,375
     September 30, 1995            13,312                   11,849
     December 31, 1995             13,310                   12,329
     March 31, 1996                13,721                   12,772
     June 30, 1996                 14,646                   13,131
     September 30, 1996            14,263                   13,187
     December 31, 1996             14,956                   13,666
     March 31, 1997                14,544                   13,749
     June 30, 1997                 16,506                   15,728
     September 30, 1997            17,645                   16,022
     December 31, 1997             16,449                   15,392

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                               Past 1       Past 5       Life of
                                Year         Years    Portfolio***
                               ------       ------    ------------

World Equity Portfolio         9.98%        14.68%        8.25%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

***From commencement of operations (June 10, 1988)

Growth Portfolio

Objective

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

Management's
  Discussion & Analysis

With continued strength in the U.S. economy, benign inflation, better than expected corporate profit growth, and strong cash flows into equities and equity products, 1997 was again a profitable year for the stock market, with the S&P 500 up 33.4% on a total return basis. This marked the third straight year in which the market had advanced more than 20%, an occurrence never before seen. However, the year ended on a sour note as the confluence of political, economic and currency woes in Southeast Asia during the fourth quarter reverberated throughout the world with repercussions that are still unknown. The economies of the former Asian tigers have slowed dramatically and their equity markets have been pummeled. The U.S. market dropped 554 points on one day in late October and has been chained to an Asian-driven roller coaster ever since. In a dramatic flight to quality, investors have poured money into U.S. Treasuries and the yield on the long bond plunged to a recent low of 5.7% from about 6.6% in October. Investors fear that Asia will attempt to export its deflation to the U.S. The Federal Reserve decided to leave monetary policy unchanged at the November and December Federal Open Market Committee meetings. We do not believe the Fed will run the risk of potentially exacerbating a global economic crisis by raising interest rates. In fact, the Fed may be shifting to a bias of lowering interest rates.

PORTFOLIO PERFORMANCE

The Growth Portfolio had a total return (including dividends and income) for 1997 of 23.6% as compared to 33.4% for the S&P 500 Index. Stock selection is guided by the Value Line Timeliness Ranking which focuses on

Value Line, Inc.

                       [PICTURE OF BUILDING INSIDE A VEE]

growth

Performance


Returns 12/31/97

4th Quarter       (2.60)%
1 Year            23.62%
5 Year            18.21%
10 Year           15.87%


Top 10 Holdings

                                % of        % of
Holdings                      Portfolio    Top 10

BMC Software Inc.               4.23%      14.85%
Travelers Inc.                  3.90%      13.69%
Transocean Offshore Inc.        3.53%      12.39%
Pfizer Inc.                     2.62%       9.20%
Cisco Systems Inc.              2.57%       9.02%
Helmerichand Payne Inc.         2.48%       8.70%
Smith International Inc.        2.43%       8.53%
AES Corp.                       2.32%       8.14%
Microsoft Corp.                 2.27%       7.97%
Bankamerica Corp.               2.14%       7.51%

Top 5 Sector Weightings

                                              % of
  Sector                                    Portfolio

   Software                                    8.3%
   Financial Services                          7.4%
   Drugs                                       6.7%
   Oil & Gas                                   6.7%
   Banks                                       6.2%

Management's
  Discussion & Analysis (CONTINUED)

stocks with superior earnings growth and price momentum. The Ranking System is heavily weighted in mid-cap and small-cap stocks which lagged the large capitalization stocks such as those in the S&P 500 for the year. In addition, the portfolio was overweighted in both the technology and energy sectors, both of which suffered retrenchment at the end of the year due to concerns about their exposure to the Asian meltdown. Growth stocks, in general, ended 1997 poorly as investors feared the Asian crisis would severely impact earnings growth. The third area of overweighting, financial services, proved beneficial, as these stocks benefited from the decline in interest rates at the end of the year.


OUTLOOK

For 1998 we have a cautious outlook for the stock market, although we do believe a high single digit or low double digit return is possible from current levels. However, we would expect ongoing volatility as news from Asia alternates between good and bad. We expect to remain overweighted in technology, a true growth area, with a primary focus on software stocks with limited exposure to Asia. Financials will also continue to see heavy overweighting as will health care. Both sectors are primarily U.S. based and not expected to suffer significantly from problems in Asia. Utilities and consumer staples will remain underweighted, due to poor earnings growth and a lack of pricing power.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *

                                VIST GROWTH            S&P 500 INDEX
                                -----------            -------------
     April 1, 1994                 10,000                   10,000
     June 30, 1994                  9,393                    9,966
     September 30, 1994            10,141                   10,380
     December 31, 1994             10,264                   10,303
     March 31, 1995                10,834                   11,305
     June 30, 1995                 12,461                   12,383
     September 30, 1995            14,180                   13,365
     December 31, 1995             14,075                   14,169
     March 31, 1996                15,209                   14,930
     June 30, 1996                 15,970                   15,599
     September 30, 1996            16,924                   16,081
     December 31, 1996             17,708                   17,420
     March 31, 1997                16,850                   17,889
     June 30, 1997                 19,920                   21,009
     September 30, 1997            22,475                   22,582
     December 31, 1997             21,891                   23,231

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                           Past 1        Past 5         Past 10
                            Year          Years          Years
                           ------        --------      -------
Growth Portfolio           23.62%          18.21%      15.87%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Matrix Equity Portfolio

Objective

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.

Management's
  Discussion & Analysis

Most of the Matrix and market performance came in the second and third quarters of the year, which combined to produce a return of 30%. For the balance of the year the Portfolio benefited greatly from its consistent overweight to the technology and consumer retail sectors, as several core holdings performed extremely well. These included computer makers Dell Computer (200% for the year) and Compaq Computer (90%), and software firms Compuware Corp. (140%) and Computer Associates (60%). In addition the fund had a significant stake in well-known firms such as drug company Bristol-Myers Squibb (70%), BankAmerica Corp. (50%), and department store retailer Dayton-Hudson Corp. (70%). Our successful concentration on those stocks that offer both good value as well as improving earnings growth was important, as many of these firms demonstrated consistently positive earnings surprises, causing investors to re-value these stocks at significantly higher prices. For the year, the Portfolio returned 22.05%, compared to 33.4% for the S&P 500 Index.

Consistent with the theme of growth versus value investing, the Matrix growth model outperformed our value model for most of the year. Until the final two months, when neither model performed particularly well, our estimate revision model had been remarkably consistent in separating the winners from losers during each month of 1997. Much of the Matrix outperformance during the year was therefore attributable to our growth model - though our value model was instrumental during our strong third quarter when many of the largest-capitalization stocks (e.g. most over-valued) corrected sharply. Also, as is often overlooked, the measure of a good valuation process is found in keeping a portfolio away from those stocks that are most at risk, as well as in finding attractive candidates for

State Street
  Global Advisors

                                 [SSGA LOGO]

matrix
equity

Performance
Returns 12/31/97

4th Quarter           (0.01)%
1 Year                22.05%
5 Year                14.73%
Since Inception       13.56%*


*June 16,1988

Top 10 Holdings

                                  % of        % of
  Holdings                      Portfolio    Top 10

Bristol Myers Squibb Co.          2.75%      11.88%
Bell Atlantic Corp.               2.72%      11.75%
General Electric Co.              2.60%      11.23%
Allstate Corp.                    2.38%      10.28%
Federal Natl Mortgage Assn        2.34%      10.11%
Intel Corp.                       2.19%       9.46%
Bankamerica Corp.                 2.07%       8.94%
Schering Plough Corp.             2.07%       8.94%
American Express Co.              2.02%       8.73%
Microsoft Corp.                   2.01%       8.68%

Top 5 Sector Weightings

                                               % of
  Sector                                     Portfolio

   Telecommunications                           8.5%
   Drugs                                        7.5%
   Financial Services                           7.1%
   Banks                                        6.5%
   Food & Beverages                             5.6%

Management's
  Discussion & Analysis (Continued)

buying. By this measure our value model also acquitted itself reasonably well in 1997.


The Portfolio is currently somewhat overweight in financial and consumer retail shares, where several firms remain under-valued relative to their strong earnings expectations. The Portfolio is no longer heavily weighted towards technology stocks, though since many computer stocks have now corrected sharply we may yet see a few compelling valuations in this sector. The Portfolio continues to be underweight to the basic materials sector (chemicals, paper, and metal stocks), as depressed commodity prices are weakening the profit outlooks of many of these firms. In addition, several of the very largest consumer staples stocks such as Coca-Cola, PepsiCo., and Walt Disney remain unattractive due to their high price multiples (30-40 times 1998 earnings forecasts) and unspectacular rates of profit growth. The Portfolio has remained consistently underweight to the consumer staples sector as a result.

The Matrix strategy will continue to invest in those stocks that appear undervalued relative to improving earnings prospects, and stay well-diversified and balanced with respect to the S&P 500 Index. As the U.S. market will not continue to return 20% indefinitely, it is now especially important to remain well diversified and mindful of valuations. The American economy is expected to continue to grow real GDP at a commendable rate of 2.5-3.0% in 1998, with continued low inflation. However, much of the economic performance will depend on the recent Asian weakness remaining contained, and not spreading to the western economies. If European and North American economies can continue to generate steady economic performance while Japanese and Asian banks sort out their capital troubles, then financial asset performance can remain reasonably positive over the next 12 months. If not, then the threat of price deflation and/or recession may become real, with obvious consequences for corporate profits and financial asset prices.

Most expectations for 1998 now place S&P 500 earnings growth at 6-8%, or one-half of the average of the past 6 years. This is an important reason why many expect only modest returns for the stock market, rather than another large rise. This includes the possibility of a correction of 10+%, which could take some of the excesses and high valuations out of the market, and be positive for

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO, THE S&P UTILITY INDEX* AND SINCE MAY 1, 1997 THE S&P 500 INDEX*

                             VIST MATRIX EQUITY        S&P UTILITY INDEX
                             ------------------        -----------------
     April 1, 1994                 10,000                   10,000
     June 30, 1994                  9,940                    9,987
     December 31, 1994             10,009                    9,821
     March 31, 1995                10,604                   10,484
     September 30, 1995            12,369                   12,521
     December 31, 1995             13,357                   13,923
     June 30, 1996                 13,446                   13,974
     September 30, 1996            12,835                   13,503
     March 31, 1997                13,767                   14,026
     September 30, 1997            15,248                   15,366
     December 31, 1997             17,055                   16,990

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                               Past 1       Past 5       Life of
                                Year         Years    Portfolio***
                               ------       ------    ------------
Matrix Equity Portfolio        22.05%       14.73%       13.56%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 16, 1988)

the market's longer-term performance. So long as profit growth is reasonable and inflation remains low, there is little reason to expect a "crash" or prolonged bear-market in the U.S. On the contrary, the extremely favorable fundamentals in the U.S., continued improvement in Europe, and gradual improvement elsewhere, give many investors optimism regarding the long-term health of an investment in the equity markets. In general, we share this view.

Growth & Income Portfolio


Objective

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.


Management's
  Discussion & Analysis

During 1997, Brian Posner became the manager of this portfolio. The initiatives of the Portfolio's new manager were most apparent during the first quarter. In the first five weeks under Brian Posner's management, almost every security in the Portfolio was replaced. These changes reflected his disciplined, value-oriented investment approach. The management transition was accomplished with an eye on dual goals; avoiding lapses in performance, and minimizing shareholder exposure to capital gains.

PERFORMANCE
The Variable Investors Series Trust Growth & Income Portfolio had a strong showing for 1997 closing the calendar year with a gain of 28.20% compared to 33.4% for the S&P 500 Index. During the third quarter, the fund gained almost 10.50%, outperforming the S&P by a significant margin.


One significant change to the Portfolio's composition was made within the energy and oil & oil-services sectors. The manager believed that these stocks, which were strong performers during 1996, had already responded earlier in 1997 to pressures stemming from fears of declining energy prices. In these companies he believed that the market's pessimism was extreme, particularly given their lengthy and potentially lucrative contracts for projects in the Gulf of Mexico and the North Sea.

Against the backdrop of the third quarter's high market volatility, the Portfolio's value bias and focus on risk-adjusted total return met with good

Warburg Pincus Asset
Management, Inc.

[Warburg Pincus]

growth &
income
Performance

   Returns 12/31/97
   4th Quarter                       0.73%
   1 Year                           28.20%
   5 Year                            N/A
   Since Inception                  20.65%*

   *May 31,1995

Top 10 Holdings

                                  % of      % of
   Holdings                       Portfolio Top 10
   British Petroleum Plc          3.02%     13.67%
   Chrysler Corp.                 2.74%     12.42%
   Allstate Corp.                 2.38%     10.78%
   Citicorp                       2.18%       9.88%
   Intl Business Machines         2.17%       9.83%
   Philip Morris Cos Inc.         2.14%       9.70%
   Exxon Corp.                    2.01%       9.11%
   Bell Atlantic Corp.            1.84%       8.34%
   Merck & Co., Inc.              1.80%       8.16%
   USG Corporation                1.79%       8.11%

Top 5 Sector Weightings

                                                % of
  Sector                                        Portfolio
   Financial Services                           9.7%
   Aerospace & Defense                          6.1%
   Retail Trade                                 5.7%
   Telecommunications                           4.9%
   Oil                                          4.4%

Management's
  Discussion & Analysis (Continued)

results. Few changes were made during this period to the Portfolio's sector weightings, and it remained well-diversified by industry. This reflected the narrow valuations across sectors, which the manager viewed as leaving little incentive to heavily overweight sectors. An exception to this view was the Portfolio's overweighting in the financial sector where stocks had continued to benefit from stable interest rates and ongoing deregulation and consolidation within the industry. Notable performers for the quarter included Citicorp and Equitable of Iowa. Provident Companies, a new financial company added during the period, also contributed to the Portfolio's positive return.

The fourth quarter saw a modest gain in the Portfolio. Again in this quarter, the pattern of relatively narrow valuations across industries was a significant factor in the manager's decision not to initiate large changes in the sector weightings. The energy and computer stocks weighed on the Portfolio's performance, while it was helped by holdings in financial-services, pharmaceuticals, retail and telecommunications.

Financial services remain a sizable sector in the Portfolio's holdings and are modestly overweighted. While we continue to see good value among industry leaders in the computer area, overall exposure was pared due largely to Asia-related risk considerations. In the health-care sector (including pharmaceuticals) changes were made -- among them the addition of Merck. This stock helped the Portfolio's performance during the period, due in part to the FDA's approval of the company's hair-growth product in December.

OUTLOOK
Looking to the first quarter of 1998 and beyond, Warburg Pincus believes the considerable market volatility seen over the last several months is unlikely to recede, due in part to Asia-related uncertainties. In this context, individual security selection remains critical. The manager will continue to evaluate stocks on a risk-adjusted total return basis, holding those he deems to have the brightest longer-term prospects.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*

DATE                   VIST GROWTH & INCOME       S&P 500 INDEX
----                   --------------------       -------------
May 31, 1995                 10,000                    10,000
June 30, 1995                10,152                    10,232
September 30, 1995           11,145                    11,043
March 31, 1996               12,747                    12,337
June 30, 1996                12,907                    12,890
September 30, 1996           12,162                    13,288
December 31, 1996            12,680                    14,395
March 31, 1997               12,833                    14,782
September 30, 1997           16,139                    18,660
December 31, 1997            16,257                    19,196

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                                        Past 1          Life of
                                         Year        Portfolio***
                                         ----        ------------
Growth & Income Portfolio               28.20%          20.65%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

Multiple Strategies Portfolio

Objective

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.

Management's
  Discussion & Analysis

On December 31, 1997 the portfolio was 72.8% invested in common stocks, 13.1% in bonds with a mixture of high grade corporates, government, and government agencies, and approximately 14% in short term securities. This mixture (more weighted in stocks than a typical 60% equities/ 40% bonds balanced portfolio) was beneficial as the S&P 500 Index posted a 33.4% return for the year. The portfolio had a total return of 21.8% for the year, compared to 24.0% for a 60% S&P 500 / 40% Lehman Brothers Government / Corporate Bond Index mixture, as the equity holdings were unable to keep pace with the S&P 500.

OUTLOOK
The equity holdings in the portfolio mirror those of the Growth Portfolio and will continue to do so. We anticipate a more conservative equity position in the portfolio going forward, with a focus on companies whose revenues are primarily derived from the United States economy.

We look for continued moderate economic growth of around 2.5% in 1998, as the Asian crisis takes a point or so out of U.S. GDP growth. The outlook for inflation remains very positive with the strong dollar and the weakening economies in Southeast Asia. As such, we believe the long bond yield could trade down to the 5.25-5.50% range. The real unknown at this point in time is the extent to which the "Asian Flu" will impact corporate earnings growth. Obviously, some industries will suffer from Asia while others will be relatively unaffected. We believe that corporate profit growth will slow in 1998 to a mid single digit level. We should

Value Line, Inc.

                          [Picture of V with building]

multiple
strategies

Performance

   Returns 12/31/97
   4th Quarter                     (0.73)%
   1 Year                           21.79%
   5 Year                           15.15%
   10 Year                          13.47%

Top 10 Holdings

                                  % of      % of
   Holdings                       Portfolio Top 10
   United States Treasury Bds     3.22%     14.05%
   United States Treasury Nts     2.98%     13.00%
   Transocean Offshore Inc.       2.82%     12.30%
   BMC Software Inc.              2.67%     11.65%
   Travelers Inc.                 2.19%      9.55%
   Pfizer Inc.                    1.96%      8.55%
   AES Corp.                      1.89%      8.25%
   Computer Associates Intl Inc.  1.79%      7.81%
   Helmerichand Payne Inc.        1.70%      7.42%
   Fifth Third Bancorp            1.70%      7.42%

Top 5 Sector Weightings

                                                % of
  Sector                                        Portfolio
   Drugs                                        5.2%
   Financial Services                           4.9%
   Banks                                        4.7%
   Insurance                                    4.6%
   Oil & Gas                                    4.4%

Management's
  Discussion & Analysis (Continued)

expect the stock market to stay in a trading range as sentiment about Asia sways from fear to relief and back again. We would focus on solid growth companies whose revenues are primarily derived from the U.S., including health care, financials, retail, and some technology.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                           VIST                              LEHMAN BROS.
                         MULTIPLE         S&P 500             GOV'T/CORP
DATE                    STRATEGIES         INDEX              BOND INDEX
----                    ----------        -------            ------------
April 1, 1994            10,000             10,000               10,000
June 30, 1994             9,364              9,966                9,876
December 31, 1994         9,974             10,303                9,962
March 31, 1995           10,475             11,305               10,458
September 30, 1995       13,154             13,365               11,343
December 31, 1995        13,189             14,169               11,872
June 30, 1996            14,351             15,599               11,648
September 30, 1996       15,053             16,081               11,854
March 31, 1997           15,008             17,889               11,875
June 30, 1997            17,212             21,009               12,525
December 31, 1997        19,011             23,231               13,991


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                               Past 1       Past 5       Past 10
                                Year         Years        Years
                                ----         -----        -----
World Equity Portfolio         21.79%      15.15%      13.47%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

High Income Bond Portfolio

Objective

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

Management's
  Discussion & Analysis

The major factor for the superior relative performance of high yield bonds was the almost ideal economic environment which existed for all of 1997. Strong steady economic growth coupled with low inflation resulted in good operating performance for most high yield issuers. Declining interest rates (the interest rate on 10 year U.S. Treasury securities declined approximately 70 basis points) and strong equity markets provided an attractive financial market environment for high yield issuers. Finally, the high yield market benefited from strong demand for high yield securities as investors were attracted to the historically strong total return performance of the marketplace and the attractive yields offered by high yield securities in a falling interest rate environment. For the year, the Portfolio returned 13.54%, compared to 12.70% for the Lehman Brothers Single "B" Index.

PERFORMANCE

Several factors benefited the Portfolio versus the benchmarks. The Portfolio's largest industry exposures have been (and continue to be) telecommunications, cable and broadcasting. These three sectors generated very strong performance versus the market during the year. The Portfolio was generally underweight basic industries such as steel, forest products and commodity chemicals. These sectors underperformed especially in the fourth quarter as economic concerns about 1998 began to increase. The portfolio also had no exposure to

Federated Investment
Counseling, Inc.

                            [Federal Investors Logo]


high
income
bond

Performance

   Returns 12/31/97
   4th Quarter                      1.90%
   1 Year                          13.54%
   5 Year                          10.50%
   10 Year                         11.15%

Top 10 Holdings

                                      % of      % of
  Holdings                            Portfolio Top 10
   United States Treasury Notes       3.06%      20.14%
   Viacom Inc.                        1.87%      12.30%
   TeleWest plc                       1.66%      10.92%
   WestPoint Stevens Inc.             1.50%       9.87%
   Affiliated Newspaper Invts Inc.    1.35%       8.88%
   Ameriserve Food Inc.               1.20%       7.89%
   Brooks Fiber Properties Inc.       1.19%       7.83%
   Sinclair Broadcast Group Inc.      1.14%       7.50%
   Ralphs Grocery Co. New             1.12%       7.37%
   First Nationwide Holdings Inc.     1.11%       7.30%

Top 5 Sector Weightings

                                                   % of
  Sector                                           Portfolio
   Telecommunications & Cellular                   11.7%
   Cable Television                                11.2%
   Broadcast Radio & Television                     9.8%
   Oil & Gas                                        4.6%
   Industrial Products & Equipment                  4.5%

High yield bonds are subject to greater risk of principal and income than higher quality bonds.

Management's
  Discussion & Analysis (Continued)

emerging Asian markets which were negatively impacted in the fourth quarter by finance activities such as mergers, initial public offerings (IPO's) and tenders which proved beneficial to bondholders. AMF, Mettler Toledo and International Home Foods did initial stock offerings and Owens Illinois and Monarch Marking tendered for their outstanding debt. Finally, the portfolio benefited from outstanding individual security selection avoiding major deteriorating situations while holding numerous strong performers.

OUTLOOK
As we look out into 1998, the main area of uncertainty is what impact the developing problems in Asia will have on U.S. economic growth, inflation and equity markets. It would appear that the problems in Asia will serve to slow the U.S. economy and reduce inflation much like a Federal Reserve tightening. This could serve to head off inflationary fears, reduce the likelihood of a Fed tightening and extend the economic expansion. An extended economic expansion would be a long term positive for high yield bonds. The risk is that Asia's problems have a greater impact on the U.S. economy and push the domestic economy into recession. Superior credit selection will be essential in 1998 as the odds-on-bet is for slower economic activity which could lead to negative credit surprises. From a portfolio perspective, we continue to like companies that are benefiting from secular growth like telecommunications and companies in consolidating businesses like cable and broadcasting.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO AND THE LEHMAN BROTHERS SINGLE "B" INDEX*

                       VIST                FIRST BOSTON          LEHMAN BROTHERS
                      INCOME                HIGH YIELD             SINGLE "B"
DATE                   BOND                   INDEX                  INDEX
----                  ------               ------------          --------------
April 1, 1994         10,000                  10,000                  10,000
June 30,1994           9,906                   9,856                  10,010
September 30, 1994     9,879                  10,014                  10,198
December 31, 1994      9,655                  10,010                  10,215
March 31, 1995        10,167                  10,481                  10,745
June 30, 1995         10,729                  11,089                  11,299
September 30, 1995    11,102                  11,423                  11,641
December 31, 1995     11,487                  11,752                  11,907
March 31, 1996        11,795                  12,006                  12,213
June 30, 1996         11,948                  12,195                  12,464
September 30, 1996    12,635                  12,653                  13,053
December 31, 1996     13,123                  13,211                  13,523
March 31, 1997        13,269                  13,405                  13,694
June 30, 1997         13,931                  13,984                  14,259
September 30, 1997    14,621                  14,641                  14,919
December 31, 1997     14,899                  14,878                  15,159



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1997

                                   Past 1      Past 5       Past 10
                                    Year        Years        Years
                                    ----        -----        -----
High Income Bond Portfolio         13.54%      10.50%        11.15%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

U.S. Government Bond Portfolio

Objective

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

Management's
  Discussion & Analysis

After a shaky start punctuated by a Federal Reserve rate hike in early March, the bond market powered ahead for the balance of the year. Yields were pushed lower by a continual stream of economic reports showing that inflation was, if not dead, at least in hibernation, despite strong economic growth. Benchmark Treasury yields declined across all maturities beyond one year but fell most in the longer maturities. Mortgage-backed securities outperformed Treasuries in the first half of the year but underperformed in the second half as their durations fell sharply amid increased refinancing activity.

In the most recent quarter, continued good news on the inflation front and the potential slowing effects of the Asian financial meltdown contributed to a very strong domestic bond market. Long-term yields declined by almost 50 basis points over the period, and the yield curve flattened substantially. The quarter was characterized by a flight to quality in the fixed income markets and a general widening of risk premiums in all financial assets. Treasuries outperformed the corporate market, with the Yankee portion of the corporate market underperforming dramatically due to the Asian events.

PORTFOLIO PERFORMANCE
With the exception of a brief period in early spring of last year, we maintained the portfolio at a neutral-with-benchmark duration of approximately 4.6 years. The portfolio benefited from yield curve flattening (the convergence of long-term and short-term yields) as a result of a slight barbell yield curve posture. After keeping pace with its benchmark through September, the

Strong Capital
Management

                                 [Strong Logo]

u.s.
government
bond

Performance

   Returns 12/31/97
   4th Quarter                       2.71%
   1 Year                            9.37%
   5 Year                            7.44%
   10 Year                           8.55%

Top 10 Holdings

                                  % of       % of
  Holdings                        Portfolio  Top 10
   United States Treasury Nts     6.31%      14.11%
   Federal Natl Mortgage Assn     5.40%      12.08%
   Govt Natl Mortgage Assn        5.39%      12.06%
   United States Treasury Nts     5.33%      11.92%
   Federal Natl Mortgage Assn     5.10%      11.41%
   United States Treasury Bds     4.36%       9.75%
   FHA Project Loan               3.61%       8.07%
   Time Warner Inc.               3.33%       7.45%
   Govt Natl Mortgage Assn        2.96%       6.62%
   Govt Natl Mortgage Assn        2.92%       6.53%

Top 5 Sector Weightings

                                             % of
  Sector                                     Portfolio
   Mortgage Backed Securities                 47.0%
   U.S. Government Securities                 33.5%
   Corporate Bonds                             5.6%
   Municipal Bonds                             4.8%
   Non-Agency MBS                              2.7%


Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

Management's
  Discussion & Analysis (Continued)

portfolio underperformed slightly during the fourth quarter due to its underweighting in Treasuries and overweighting in mortgage-backed securities. The VIST U.S. Government Bond Portfolio returned 2.71% for the fourth quarter and 9.37% for the year, compared to a 1 year return of 9.58% for the Lehman Brothers Government Bond Index.

OUTLOOK
We expect the U.S. bond market will continue to be supported by good news on consumer price inflation, although upside potential will be limited by sustained high money market rates and little prospect for Federal Reserve easing any time soon. The problems in Asia could ultimately lead to lower short-term interest rates in the U.S., but such prospects are not apparent at this time as recent policy responses appear to be reducing the prospects for additional downside moves.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*


                         VIST U.S.        LEHMAN BROS.
DATE                    GOV'T BOND      GOV'T BOND INDEX
----                    ----------      ----------------
April 1, 1994            10,000               10,000
September 30, 1994        9,960                9,927
December 31, 1994         9,959                9,962
June 30, 1996            11,162               11,078
September 30, 1996       11,403               11,273
March 31, 1996           11,663               11,522
September 30, 1996       11,839               11,772
December 31, 1996        12,217               12,115
June 30, 1997            12,578               12,385
September 30, 1997       13,010               12,800

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 13, 1997

                                         Past 1      Past 5     Past 10
                                          Year        Years      Years
                                          ----        -----      -----
U.S. Government Bond Portfolio            9.37%      10.40%      8.55%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Contract Owners of
Variable Investors Series Trust


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Variable Investors Series Trust (the Trust) (comprising, respectively, the Small Cap Growth, World Equity, Growth, Matrix Equity, Growth & Income, Multiple Strategies, High Income Bond, and U.S. Government Bond Portfolios) as of December 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Variable Investors Series
Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors whose report dated February 14, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Variable Investors Series Trust at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods in the three years then ended, in conformity with generally accepted accounting principles.


                                            [ERNST & YOUNG LLP]

Boston, Massachusetts
February 9, 1998

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


               NAME OF ISSUER
             AND TITLE OF ISSUE                        SHARES        VALUE
             ------------------                        ------      ---------

COMMON STOCKS
   ADVERTISING -- (1.4%)
      Lamar Advertising Company (a) ..........          6,500       $258,375
                                                                    --------

   ASSISTED LIVING -- (1.4%)
      Alternative Living Services, Inc.(a) ...          8,700        257,194
                                                                    --------

   CLIENT-SERVER HELP DESK -- (1.6%)
      Pegasystems, Inc. (a) ..................         10,300        207,931
      Remedy Corporation (a) .................          3,900         81,900
                                                                    --------
                                                                     289,831
   COMMERCIAL SERVICES -- (3.5%)
      Caribiner International, Inc. (a) ......          3,900        173,550
      Central Parking Corporation ............          4,200        190,313
      Pre-Paid Legal Services, Inc. (a) ......          8,200        280,337
                                                                    --------
                                                                     644,200
   COMMUNICATION SERVICES -- (2.3%)
      Pacific Gateway Exchange, Inc. .........          6,100        328,256
      Telephone Save Holdings, Inc. (a) ......          4,400         86,900
                                                                    --------
                                                                     415,156
   CONSUMER PRODUCTS-MISCELLANEOUS -- (1.0%)
      Blyth Industries, Inc. (a) .............          6,150        184,116
                                                                    --------

   CONTRACT DRILLING -- (2.4%)
      Cliffs Drilling Company (a) ............          3,000        149,625
      Patterson Energy, Inc. (a) .............          4,500        174,094
      UTI Energy Corporation (a) .............          4,300        111,262
                                                                    --------
                                                                     434,981
   DATA STORAGE -- (1.7%)
      Network Appliance, Inc. (a) ............          9,000        319,500
                                                                    --------

   DESIGN AUTOMATION SOFTWARE -- (0.5%)
      Summit Design, Inc. (a) ................          9,200         95,450
                                                                    --------

   DIVERSIFIED FINANCIAL SERVICES -- (2.5%)
      Amresco, Inc. ..........................         14,900        450,725
                                                                    --------

   DRUGS/PHARMACEUTICALS -- (3.7%)
      Dura Pharmaceuticals, Inc. (a) .........          4,600        211,025
      Jones Medical Industries, Inc. .........          1,900         72,675
      Medicis Pharmaceutical Corporation(a) ..          7,800        398,775
                                                                    --------
                                                                     682,475
   ELECTRONIC COMMERCE -- (1.8%)
      Transaction Systems Architects, Inc. (a)          8,500        323,000
                                                                    --------

   EMBEDDED SOFTWARE -- (1.2%)
      Wind River Systems, Inc. (a) ...........          5,450        216,297
                                                                    --------

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                      SHARES        VALUE
             ------------------                      ------        -----
COMMON STOCKS
   EMPLOYMENT SERVICE -- (1.5%)
   Corestaff, Inc. (a) .....................         10,350       $274,275
                                                                  --------

ENTERTAINMENT/MOVIES -- (1.7%)
   Regal Cinemas, Inc. (a) .................         11,075        308,716
                                                                  --------

ENVIRONMENTAL -- (4.5%)
   American Disposal Services, Inc.(a) .....          8,300        302,950
   Eastern Environmental Services, Inc. (a)          12,000        264,000
   Tetra Tech, Inc. (a) ....................         12,468        249,360
                                                                  --------
                                                                   816,310
HEALTH CARE MANAGEMENT SERVICES -- (1.2%)
   Concentra Managed Care, Inc. (a) ........          6,600        222,750
                                                                  --------

HEALTH CARE-SERVICES -- (2.0%)
   Rural/Metro Corporation (a) .............         11,100        370,463
                                                                  --------

HOTELS/RESORTS -- (3.6%)
   American Skiing Company (a) .............         10,100        150,237
   Prime Hospitality Corporation (a) .......          4,700         95,763
   Vistana, Inc. (a) .......................         18,100        416,300
                                                                  --------
                                                                   662,300
INFORMATION SYSTEMS -- (1.2%)
   Incyte Pharmaceuticals, Inc. (a) ........          4,900        220,500
                                                                  --------

INVESTMENT FIRMS -- (1.3%)
   Sirrom Capital Corporation ..............          4,700        244,988
                                                                  --------

MARINE CONSTRUCTION -- (0.6%)
   Gulf Islands Fabrication, Inc. (a) ......          5,100        102,000
                                                                  --------

MARINE SERVICE/EQUIPMENT -- (0.7%)
   Gulfmark Offshore, Inc. (a) .............          3,900        128,700
                                                                  --------

MORTGAGE RELATED -- (0.6%)
   Franchise Mortgage Acceptance Company (a)          5,800        106,575
                                                                  --------

NETWORKING HARDWARE -- (1.2%)
   Apex PC Solutions, Inc. (a) .............          5,500        121,688
   Yurie Systems, Inc. (a) .................          4,700         94,881
                                                                  --------
                                                                   216,569
NETWORKING SECURITY -- (1.4%)
   Security Dynamics Technology, Inc.(a) ...          7,200        257,400
                                                                  --------

NETWORKING SOFTWARE -- (1.7%)
   Veritas Software Company (a) ............          6,200        316,200
                                                                  --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                   SHARES        VALUE
             ------------------                   ------      ---------
COMMON STOCKS
   PACKAGED GOODS/COSMETICS -- (0.3%)
   United Natural Foods, Inc. (a) .......          2,300       $ 59,800
                                                               --------

PHARMACEUTICAL SERVICE -- (0.3%)
   Pharmerica, Inc. (a) .................          4,400         46,200
                                                               --------

PHYSICIAN PRACTICE MANAGEMENT -- (3.1%)
   FPA Medical Management, Inc. (a) .....         11,800        219,775
   Pediatrix Medical Group (a) ..........          7,900        337,725
                                                               --------
                                                                557,500
PRECISION INSTRUMENTS -- (2.7%)
   Remec, Inc. (a) ......................          4,900        110,250
   Waters Corporation (a) ...............         10,300        387,537
                                                               --------
                                                                497,787
PRINTING SERVICES/FORMS -- (2.3%)
   Applied Graphics Technologies (a) ....          7,800        415,350
                                                               --------

RAILROAD -- (0.5%)
   MotivePower Industries, Inc. (a) .....          4,000         93,000
                                                               --------

RETAIL-APPARREL -- (2.1%)
   North Face, Inc. (a) .................          9,100        200,200
   Stage Stores, Inc. (a) ...............          5,100        190,613
                                                               --------
                                                                390,813
RETAIL-CATALOG -- (1.8%)
   Insight Enterprises, Inc. (a) ........          8,700        319,725
                                                               --------

RETAIL-SPECIALTY -- (1.0%)
   Guitar Center, Inc. (a) ..............          7,600        174,800
                                                               --------

SEMICONDUCTOR MANUFACTURING -- (2.8%)
   DSP Communications, Inc. (a) .........          6,900         82,800
   Semtech Corporation (a) ..............          3,700        144,763
   Vitesse Semiconductor Corporation(a) .          7,450        281,237
                                                               --------
                                                                508,800
SEMICONDUCTOR PRODUCT EQUIPMENT -- (0.8%)
   Helix Technology Corporation .........          7,200        140,400
                                                               --------

SHOE MANUFACTURING -- (1.8%)
   Wolverine World Wide, Inc. ...........         14,575        329,759
                                                               --------

SOFTWARE-CLIENT/SERVER -- (2.5%)
   Bea Systems, Inc. (a) ................         13,500        233,719
   HNC Software, Inc. (a) ...............          5,300        227,900
                                                               --------
                                                                461,619
SOFTWARE-DESKTOP -- (1.2%)
   Visio Corporation (a) ................          5,600        214,900
                                                               --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

              NAME OF ISSUER
             AND TITLE OF ISSUE                            SHARES           VALUE
             ------------------                            ------        -----------
   COMMON STOCKS
   SOFTWARE-OTHER -- (2.4%)
   JDA Software Group, Inc. (a) ...............             6,500        $   227,500
   Viasoft, Inc. (a) ..........................             5,200            219,700
                                                                         -----------
                                                                             447,200
SPECIAL OUTPATIENT FACILITY -- (3.8%)
   National Surgery Centers, Inc. (a) .........            14,900            391,125
   Renal Treatment Centers, Inc. (a) ..........             4,000            144,500
   Total Renal Care Holdings, Inc. (a) ........             5,700            156,750
                                                                         -----------
                                                                             692,375
SPECIALTY FINANCE -- (0.9%)
   HealthCare Financial Partners, Inc.(a) .....             4,400            156,200
                                                                         -----------

SPECIALTY FOOD/CANDY -- (1.6%)
   Suiza Foods Corporation (a) ................             4,790            285,304
                                                                         -----------

SYSTEMS INTEGRATOR -- (8.1%)
   Computer Horizons Corporation (a) ..........             9,400            427,700
   Computer Task Group, Inc. ..................            14,200            504,987
   Sapient Corporation (a) ....................             4,700            287,875
   Technology Solutions Company (a) ...........             9,850            259,794
                                                                         -----------
                                                                           1,480,356
TELECOMMUNICATION COMPONENTS -- (3.4%)
   P Common, Inc. (a) .........................            13,400            231,150
   Sawtek, Inc. (a) ...........................             4,600            121,325
   Uniphase Corporation (a) ...................             6,700            277,212
                                                                         -----------
                                                                             629,687
TELECOMMUNICATION EQUIPMENT -- (2.4%)
   Digital Lightwave, Inc. (a) ................             6,300             82,687
   Inter-Tel, Inc. ............................             8,600            166,625
   Tekelec, Inc. (a) ..........................             6,200            189,100
                                                                         -----------
                                                                             438,412
TELEMARKETING -- (0.7%)
   Sykes Enterprises, Inc. (a) ................             6,850            133,575
                                                                         -----------

VESSEL & RIG CONSTRUCTION -- (0.7%)
   Halter Marine Group, Inc. (a) ..............             4,450            128,494
                                                                         -----------

VOICE-CALL TRANSACTION PROCESSING -- (1.6%)
   Comverse Technology, Inc. (a) ..............             7,400            288,600
                                                                         -----------

WORKOVER SERVICES -- (0.6%)
   Pool Energy Services Company (a) ...........             4,800            106,800
                                                                         -----------

      TOTAL COMMON STOCKS -- (Cost $15,579,410)              97.6%        17,816,502
                                                                         -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

               NAME OF ISSUER                               INTEREST      MATURITY     MATURITY
             AND TITLE OF ISSUE                               RATE         DATE         AMOUNT                    VALUE
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.0%)
      State Street Bank and Trust Company (b) .........       4.500%     01/02/1998    $ 546,137             $  546,000
                                                                                                             ----------

         TOTAL SHORT TERM INVESTMENT -- (Cost $546,000)                                              3.0%       546,000
                                                                                                             ----------

TOTAL INVESTMENTS -- (Cost $16,125,410) ...............                                            100.6%    18,362,502
OTHER ASSETS LESS LIABILITIES -- ......................                                             (0.6)%     (108,975)
                                                                                                   -----     ----------
NET ASSETS -- .........................................                                            100.0%    $18,253,527
                                                                                                   =====     ===========




(a)      Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/97, bearing 4.50% interest, to be repurchased at $546,137 on 01/02/98, is fully collateralized by a United States Treasury Note, 6.375%, 01/15/00, with a value of $557,183.




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

               NAME OF ISSUER
             AND TITLE OF ISSUE                                 SHARES          VALUE
             ------------------                                 ------       ----------
COMMON STOCKS
   AUSTRALIA -- (1.5%)
   Evans Deakin Industries Ltd. .....................           18,200       $   48,633
   National Australia Bank ..........................           11,754          164,168
   QBE Insurance Group ..............................            4,375           19,695
   Rio Tinto Ltd. ...................................            2,580           30,104
   Sonic Healthcare Ltd. ............................          111,000          115,751
                                                                             ----------
                                                                                378,351

CANADA -- (3.3%)
   National Bank of Canada ..........................            8,800          145,327
   Onex Corporation .................................            5,000          100,067
   Potash Corporation of Saskatchewan, Inc. .........            1,120           93,304
   Quebecor .........................................           12,539          225,501
   Toronto Dominion Bank Ontario ....................            6,700          255,051
                                                                             ----------
                                                                                819,250

FRANCE -- (8.8%)
   Axa-UAP ..........................................            5,200          402,366
   Axime Ex Segin ...................................            2,150          277,212
   Carbone Lorraine .................................              200           62,474
   Credit Commerce France ...........................            1,301           89,169
   Lafarge ..........................................            2,000          131,229
   Michelin .........................................            1,327           66,807
   Pernod Ricard ....................................            4,450          261,743
   Rhone Poulenc SA .................................            5,500          246,373
   Societe Eurafrance SA ............................              665          270,707
   Society Elf Aquitaine ............................            2,517          292,747
   Zodiac SA ........................................              300           69,835
                                                                             ----------
                                                                              2,170,662

GERMANY -- (4.5%)
   Bayer AG .........................................            2,700          100,859
   Berliner Kraft-und Licht(Beway)-Aktiengesellschaft           11,600          350,782
   Daimler Benz AG ..................................            1,300           91,197
   Karstadt AG ......................................            1,150          392,571
   Springer Axel Verl ...............................              263          173,974
                                                                             ----------
                                                                              1,109,383

HONG KONG -- (0.0%)
   HSBC Holdings ....................................              227            5,595
                                                                             ----------

ITALY -- (2.8%)
   Arnoldo Mondadori Editore ........................           26,300          206,653
   Telecom Italia Mobilaire  (a) ....................           74,333          474,824
                                                                             ----------
                                                                                681,477

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-


               NAME OF ISSUER
             AND TITLE OF ISSUE            SHARES          VALUE
             ------------------            ------       -----------
COMMON STOCKS
   JAPAN -- (4.2%)
   Dai-Tokyo Fire & Marine .....           56,000       $  192,142
   Fujitsu .....................           14,000          150,111
   Nichiei Company .............            2,000          212,912
   Sony Corporation ............            4,700          417,554
   Taisho Pharmaceutical Company            3,000           76,511
                                                        ----------
                                                         1,049,230

MEXICO -- (0.7%)
   Panamerican Beverages, Inc. .            5,700          185,963
                                                        ----------

NETHERLANDS -- (2.9%)
   Fugro N.V ...................            3,480          106,066
   Philips Electronic ..........            2,550          152,926
   Unilever N.V ................            4,400          271,250
   Van Ommeren Kon .............            5,400          181,096
                                                        ----------
                                                           711,338

SPAIN -- (1.7%)
   Argentaria SA ...............            1,700          103,439
   BCO Santander SA ............            4,890          163,375
   Repsol SA ...................            3,770          160,847
                                                        ----------
                                                           427,661

SWEDEN -- (4.6%)
   Astra AB ....................           32,070          555,375
   Electrolux AB ...............            2,000          138,793
   Getinge Industrier AB .......            6,600          104,737
   Granges AB  (a) .............            1,000           15,680
   Pharmacia & Upjohn, Inc. ....            2,655           97,641
   Volvo AB ....................            8,100          217,295
                                                        ----------
                                                         1,129,521

SWITZERLAND -- (6.8%)
   Edipresse SA ................              750          217,630
   Lindt & Spruengli ...........              130          226,868
   Nestle SA ...................              490          734,061
   Novartis AG .................              310          502,806
                                                        ----------
                                                         1,681,365

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-


               NAME OF ISSUER
             AND TITLE OF ISSUE                      SHARES           VALUE
             ------------------                      ------       ----------
COMMON STOCKS
   UNITED KINGDOM -- (14.9%)
   B.A.T. Industries .....................           27,900       $  254,425
   British Airways Plc ...................           10,000           91,980
   British Telecommunications Plc ........           30,700          241,903
   Compass Group .........................           17,300          212,830
   Cordiant Commerce .....................           58,700          106,056
   Diageo plc ............................           61,700          564,476
   Glaxo Wellcome plc ....................           11,421          272,283
   Lloyds TSB Group ......................           21,902          284,936
   London International Group ............          124,300          326,660
   Lonrho ................................           57,500           88,777
   Pearson ...............................           15,265          198,326
   Pilkington ............................           94,000          196,854
   Saatchi & Saatchi  (a) ................           58,700          105,092
   Smithkline Beecham ....................           24,454          252,040
   Vardon ................................           62,100          139,229
   Vodafone Group ........................           50,137          362,340
                                                                  ----------
                                                                   3,698,207

UNITED STATES -- (39.5%)
   ACC Corporation  (a) ..................            4,000          202,000
   Action Performance Companies, Inc.  (a)            8,900          337,087
   Amylin Pharmaceuticals, Inc.  (a) .....           18,500          100,594
   Applied Power, Inc. ...................            3,000          207,000
   Astoria Financial Corporation .........            3,000          167,250
   Basin Exploration, Inc.  (a) ..........           13,700          243,175
   BioReliance Corporation  (a) ..........            9,700          223,100
   BJ Services Company  (a) ..............            2,500          179,844
   Brylane, Inc.  (a) ....................            2,100          103,425
   Cendant Corporation  (a) ..............            7,209          247,820
   Central Garden & Pet Company  (a) .....            5,000          131,250
   Cognex Corporation  (a) ...............            4,600          125,350
   Core Laboratories N.V.  (a) ...........           10,000          180,625
   CorporateFamily Solutions, Inc.  (a) ..            3,600           77,400
   Corsair Communications, Inc.  (a) .....            5,600           91,000
   Credence Systems Corporation  (a) .....            2,000           59,250
   Cytyc Corporation  (a) ................            7,000          174,125
   Discreet Logic, Inc.  (a) .............            9,500          208,406
   Dura Pharmaceuticals, Inc.  (a) .......            5,000          229,375
   Falcon Drilling Company, Inc. .........           12,000          420,750
   First Alliance Company  (a) ...........            7,500          137,813
   Fritz Company, Inc.  (a) ..............           12,000          167,250
   Frontier Insurance Group, Inc. ........            4,800          109,800
   G & K Services Class A ................            1,100           46,200
   General Cable Corporation .............            5,000          180,937
   Health Management Associates  (a) .....           11,000          277,750


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-


               NAME OF ISSUER
             AND TITLE OF ISSUE                                        SHARES              VALUE
             ------------------                                        ------           -----------
COMMON STOCKS
   UNITED STATES -- (CONTINUED)
      Helen Troy Ltd.  (a) ................................            10,000           $   161,250
      Hybrid Networks, Inc.  (a) ..........................             1,200                13,350
      ICG Communications, Inc.  (a) .......................             7,000               190,750
      IDEXX Laboratories, Inc.  (a) .......................             8,000               127,500
      Incyte Pharmaceuticals, Inc.  (a) ...................             3,000               135,000
      International Telecommunication Data Systems, Inc.(a)             3,200               102,400
      KCS Energy, Inc. ....................................             8,600               178,450
      Lifecore Biomedical, Inc.  (a) ......................             8,500               185,937
      Market Facts, Inc. ..................................             5,900                98,825
      McLeod USA, Inc.  (a) ...............................             6,600               211,200
      Michaels Stores, Inc.  (a) ..........................             5,500               160,875
      Natural Microsystems Corporation  (a) ...............             4,500               209,250
      Newpark Resource, Inc.  (a) .........................            20,200               353,500
      Norrell Corporation Georgia .........................            10,100               200,737
      Ocean Energy, Inc.  (a) .............................             3,300               162,731
      OM Group, Inc. ......................................             4,700               172,137
      Omniquip International, Inc. ........................            10,000               199,375
      Ortel Corporation  (a) ..............................             8,300               130,725
      Peoplesoft, Inc.  (a) ...............................             4,000               156,000
      PRI Automation, Inc.  (a) ...........................             3,500               101,063
      Project Software & Development, Inc.  (a) ...........             3,000                70,500
      Rental Service Corporation  (a) .....................             7,000               171,937
      Roper Industries, Inc. ..............................             6,000               169,500
      SmarTalk Teleservices, Inc.  (a) ....................             4,000                91,000
      Splash Technology Holdings, Inc.  (a) ...............             4,400                99,000
      Stage Stores, Inc.  (a) .............................             5,000               186,875
      TCF Financial Corporation ...........................             4,000               135,750
      Total Renal Care Holdings, Inc.  (a) ................             5,833               160,408
      Trimas Corporation ..................................             6,200               213,125
      USA Waste Services, Inc.  (a) .......................             3,500               137,375
      Vantive Corporation  (a) ............................             6,500               164,125
      Wesley Jessen VisionCare, Inc.  (a) .................             7,000               273,000
      Worthington Foods, Inc. .............................             2,400                33,600
                                                                                        -----------
                                                                                          9,785,826

         TOTAL COMMON STOCKS -- (Cost $19,963,115) ........                     96.2%    23,833,829
                                                                                        -----------

DEPOSITARY RECEIPTS
   BRAZIL -- (0.4%)
   Telecomunicacoes Brasileras ............................               900               104,794
                                                                                        -----------


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               December 31, 1997
                                  -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                        SHARES                   VALUE
             ------------------                        ------                 ----------
   UNITED KINGDOM -- (0.4%)
      Smithkline Beecham Plc (Parent Co.) ...........    2,000                 $ 102,875
                                                                               ---------

         TOTAL DEPOSITORY RECEIPTS-(Cost $101,850)                 0.8%          207,669
                                                                               ---------

PREFERRED STOCK
   BRAZIL -- (0.2%)
      Cia Riograndense de Telecomunicacoes ..........    6,767                     8,337
      COFAP .........................................   18,000                    51,611
                                                                               ---------

         TOTAL PREFERRED STOCK -- (Cost $180,828)                  0.2%           59,948
                                                                               ---------



                                                   INTEREST    MATURITY        PRINCIPAL
                                                     RATE        DATE           AMOUNT
                                                   -------    ----------       ---------
CORPORATE BOND
   BRAZIL -- (0.0%)
      Vale Rio Doce Cia (b)......................   0.000%    12/31/1999        $  9,500                       0
                                                                                                    ------------

         TOTAL CORPORATE BOND -- (Cost $0)                                                   0.0%              0
                                                                                                    ------------

SHORT TERM INVESTMENT
   UNITED STATES -- (2.5%)
      Federal Home Loan Bank
         Consolidated Discount Note..............   4.750%    01/02/1998         607,000                 606,920
                                                                                                    ------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $606,920)                                      2.5%        606,920
                                                                                                    ------------

TOTAL INVESTMENTS -- (Cost $20,852,713)                                                     99.7%     24,708,366
OTHER ASSETS LESS LIABILITIES --                                                             0.3%         63,185
                                                                                           -----    ------------
NET ASSETS --                                                                              100.0%   $ 24,771,551
                                                                                           =====    ============



(a)  Non-income producing security.
(b)  Zero coupon security.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 1997

                                                PERCENT OF
  INDUSTRY                                      NET ASSETS      VALUE
  --------                                      ----------   ----------
Airlines ...................................       0.4%      $   91,980
Apparel & Textiles .........................       0.2           46,200
Appliances .................................       2.9          709,272
Automated Data Collection ..................       1.7          412,500
Automobiles ................................       1.2          308,492
Automotive Parts ...........................       0.5          118,418
Banking ....................................       4.9        1,211,060
Beer .......................................       2.3          564,476
Broadcasting/Publishing ....................       1.7          423,827
Building Materials & Construction ..........       0.5          131,229
Business/Public Services ...................       1.4          338,112
Business Services ..........................       0.3           77,400
Cables/Fiberoptics .........................       0.7          180,937
Chemicals ..................................       2.1          519,370
Client-Server Software .....................       0.4          100,594
Commercial Services ........................       2.2          554,137
Computers & Business Equipment .............       0.3           70,500
Computer Related ...........................       0.4           99,000
Computer Services ..........................       0.8          208,406
Consumer Products ..........................       0.5          131,250
Cosmetics & Toiletries .....................       0.7          161,250
Distributed System-Hardware & Peripherals ..       2.5          606,920
Diversified ................................       1.9          460,094
Drugs ......................................       1.8          452,556
Drugs & Health Care ........................       2.3          579,317
Drugs/Pharmaceuticals ......................       0.9          229,375
Electric Utilities .........................       1.4          350,782
Electrical Equipment .......................       0.3           62,474
Electronics ................................       3.4          839,627
Energy Sources .............................       2.5          616,325
Engineering & Construction .................       0.4          106,066
Fertilizer .................................       0.4           93,304
Financial Services .........................       2.6          653,725
Food & Beverages ...........................       5.7        1,408,635
Food Products ..............................       0.1           33,600
Health & Personal Care .....................       4.0          992,444
Health Care Management Services ............       2.4          597,337
Hotels, Leisure & Tourism ..................       2.8          689,147
Insurance ..................................       2.9          724,003
Investment Companies .......................       1.1          270,707
Leisure ....................................       0.7          178,450
Machinery Engineering ......................       0.7          171,938
Manufacturing ..............................       2.3          560,968

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 1997
                                   -CONTINUED-

                                                PERCENT OF
  INDUSTRY                                       NET ASSETS     VALUE
  --------                                       ----------  ----------
Medical Equipment ..........................        1.7      $  418,174
Medical Services ...........................        0.9         223,100
Metals .....................................        0.2          45,784
Miscellaneous-Health .......................        0.5         135,000
Oil & Gas ..................................        0.7         179,844
Oil Services ...............................        4.6       1,135,971
Pharmaceuticals ............................        2.2         555,375
Publishing .................................        2.8         704,313
Retail .....................................        1.6         392,571
Retail-Apparel .............................        0.8          86,875
Retail-Catalog .............................        1.4         346,600
Retail Trade ...............................        0.6         160,875
Special Outpatient Facility ................        0.6         160,408
Surface Transportation .....................        0.7         167,250
Systems Integrated Value Added Resellers ...        0.7         174,125
Telecommunication Equipment ................        1.8         444,325
Telecommunications .........................        7.6       1,887,147
Tobacco ....................................        1.0         254,425
                                                   ----     -----------
 TOTAL .....................................       99.7%    $24,708,366
                                                   ====      ==========

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

        NAME OF ISSUER
      AND TITLE OF ISSUE                                SHARES          VALUE
      ------------------                               --------       ---------
COMMON STOCKS
  AEROSPACE -- (2.7%)
    Precision Castparts Corporation ..................  17,500        $1,055,469
    United Technologies Corporation ..................  10,000           728,125
                                                                      ----------
                                                                       1,783,594
  AIR TRANSPORTATION -- (1.5%)
    Air Express International Corporation ............  12,800           390,400
    Airbourne Freight Corporation ....................  10,000           621,250
                                                                      ----------
                                                                       1,011,650
  BANKS -- (6.2%)
    BankAmerica Corporation ..........................  20,000         1,460,000
    Fifth Third Bancorp ..............................  15,750         1,287,562
    Norwest Corporation ..............................  18,000           684,589
    State Street Corporation .........................  10,000           584,248
                                                                      ----------
                                                                       4,016,399
  BROADCASTING -- (1.2%)
    Clear Channel Communications (a) .................  10,000           794,375
                                                                      ----------

  COMPUTERS -- (1.0%)
    Compaq Computer Corporation ......................  12,000           677,250
                                                                      ----------

  COMPUTER RELATED -- (4.0%)
    Cisco Systems, Inc. (a) ..........................  31,500         1,756,125
    EMC Corporation (a) ..............................  30,000           823,125
                                                                      ----------
                                                                       2,579,250
  COMPUTER SOFTWARE -- (2.1%)
    Computer Associates International, Inc. ..........  25,875         1,368,141
                                                                      ----------

  COSMETICS & TOILETRIES -- (2.0%)
    Gillette Company .................................  13,000         1,305,687
                                                                      ----------

  DIVERSIFIED -- (0.6%)
    General Electric Company .........................   5,000           366,875
                                                                      ----------

  DRUGS -- (6.7%)
    Cardinal Health, Inc. ............................  16,200         1,217,025
    Eli Lilly & Company ..............................  20,000         1,392,500
    Pfizer, Inc. .....................................  24,000         1,789,500
                                                                      ----------
                                                                       4,399,025
  DRUGS/PHARMACEUTICALS -- (2.1%)
    Dura Pharmaceuticals, Inc. (a) ...................  14,000           642,250
    Warner Lambert Company ...........................   6,000           744,000
                                                                      ----------
                                                                       1,386,250
  ELECTRIC UTILITIES -- (2.4%)
    AES Corporation (a) ..............................  34,000         1,585,250
                                                                      ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                SHARES           VALUE
      ------------------                               --------       ---------
COMMON STOCKS
  ELECTRONICS -- (2.5%)
    Adaptec, Inc. (a) ................................  26,000        $  965,250
    Maxim Integrated Products, Inc. (a) ..............  20,000           690,000
                                                                      ----------
                                                                       1,655,250
  FINANCIAL SERVICES -- (7.4%)
    FINOVA Group, Inc. ...............................  21,000         1,043,438
    Sunamerica, Inc. .................................  25,500         1,090,125
    Travelers, Inc. ..................................  49,500         2,666,812
                                                                      ----------
                                                                       4,800,375
  FOOD & BEVERAGES -- (1.8%)
    Campbell Soup Company ............................  20,000         1,162,500
                                                                      ----------

  INSURANCE -- (5.0%)
    Allstate Corporation .............................  10,000           908,750
    American International Group, Inc. ...............  12,000         1,305,000
    Conseco, Inc. ....................................  10,000           454,375
    Progressive Corporation ..........................   5,000           599,375
                                                                      ----------
                                                                       3,267,500
  MEDICAL EQUIPMENT -- (1.4%)
    Guidant Corporation ..............................  15,000           933,750
                                                                      ----------

  METALS -- (0.8%)
    Wyman-Gordon Company (a) .........................  25,000           490,625
                                                                      ----------

  OFFICE FURNISHINGS -- (0.9%)
    HON Industries, Inc. .............................  10,000           590,000
                                                                      ----------

  OFFICE SUPPLIES & EQUIPMENT -- (0.8%)
    U.S. Office Products Company (a) .................  25,000           490,625
                                                                      ----------

  OIL & GAS -- (6.7%)
    BJ Services Company (a) ..........................  10,000           719,375
    ENSCO International, Inc. ........................  20,000           670,000
    Global Marine, Inc. (a) ..........................  20,000           490,000
    Helmerich & Payne, Inc. ..........................  25,000         1,696,875
    Parker Drilling Company (a) ......................  25,000           304,687
    USX Marathon Group ...............................  15,000           506,250
                                                                      ----------
                                                                       4,387,187
  OIL SERVICES -- (3.7%)
    Transocean Offshore, Inc. ........................  50,000         2,409,375
                                                                      ----------

  PACKAGING -- (1.5%)
    Sealed Air Corporation (a) .......................  16,000           988,000
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                --------        ---------
COMMON STOCKS
  PETROLEUM SERVICES -- (5.8%)
    Baker Hughes, Inc. ...............................  25,000          $1,090,625
    Rowan Companies, Inc. (a) ........................  35,000           1,067,500
    Smith International, Inc. (a) ....................  27,000           1,657,125
                                                                        ----------
                                                                         3,815,250
  PRINTING & PUBLISHING -- (1.7%)
    Omnicom Group ....................................  26,000           1,101,750
                                                                        ----------

  RETAIL -- (2.5%)
    Dayton Hudson Corporation ........................  15,000           1,012,500
    Federated Department Stores, Inc. (a) ............  12,000             516,750
    ShopKo Stores, Inc. ..............................   3,700              80,475
                                                                        ----------
                                                                         1,609,725
  RETAIL-SPECIALTY -- (2.1%)
    CompUSA, Inc. (a) ................................  10,000             310,000
    Consolidated Stores Corporation (a) ..............  23,437           1,029,763
                                                                        ----------
                                                                         1,339,763
  SOFTWARE -- (8.3%)
    BMC Software, Inc. (a) ...........................  44,000           2,887,500
    Compuware Corporation (a) ........................  30,000             960,000
    Microsoft Corporation (a) ........................  12,000           1,551,000
                                                                        ----------
                                                                         5,398,500
  TELECOMMUNICATION EQUIPMENT -- (1.6%)
    Bay Networks, Inc. (a) ...........................  25,000             639,063
    Newbridge Networks Corporation (a) ...............  12,000             418,500
                                                                        ----------
                                                                         1,057,563
  TELECOMMUNICATIONS -- (5.2%)
    ADC Telecommunications, Inc. (a) .................  20,000             835,000
    PairGain Technologies, Inc. (a) ..................  30,000             581,250
    Tellabs, Inc. (a) ................................  26,000           1,374,750
    Worldcom, Inc. (a) ...............................  20,000             605,000
                                                                        ----------
                                                                         3,396,000
  TELEPHONE -- (1.1%)
    AirTouch Communications, Inc. (a) ................  17,000             706,563
                                                                        ----------


      TOTAL COMMON STOCKS -- (Cost $38,188,449)                 93.3%   60,874,047
                                                                        ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                       INTEREST      MATURITY       MATURITY
      AND TITLE OF ISSUE                       RATE         DATE           AMOUNT                VALUE
      ------------------                     --------      --------       --------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (10.5%)
    State Street Bank and Trust Company(b)    4.500%      01/02/1998      $6,874,718            $ 6,873,000

      TOTAL SHORT TERM INVESTMENT -- (Cost $6,873,000)                                  10.5%     6,873,000

TOTAL INVESTMENTS -- (Cost $45,061,449)                                                103.8%    67,747,047
OTHER ASSETS LESS LIABILITIES --                                                       (3.8)%    (2,474,428)
NET ASSETS --                                                                          100.0%   $65,272,619
                                                                                       =====    ===========


(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/97, bearing 4.50% interest, to be repurchased at $6,874,718 on 01/02/98, is fully collateralized by a United States Treasury Note, 6.375%, 01/15/00, with a value of $7,014,260.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  AEROSPACE & DEFENSE -- (3.9%)
    Aeroquip Vickers, Inc. ...........................     800        $   39,250
    General Dynamics Corporation .....................   1,500           129,656
    Litton Industries, Inc. (a) ......................     800            46,000
    Newport News Shipbuilding, Inc. ..................   1,900            48,331
    Parker Hannifin Corporation ......................   2,700           123,863
    Raytheon Company .................................     166             8,176
    United Technologies Corporation ..................   2,400           174,750
                                                                      ----------
                                                                         570,026
  AUTOMOTIVE -- (2.8%)
    Chrysler Corporation .............................   2,100            73,894
    Ford Motor Company ...............................   3,700           180,143
    General Motors Corporation .......................   2,600           157,625
                                                                      ----------
                                                                         411,662
  BANKS -- (6.5%)
    AmSouth Bancorporation ...........................   1,100            59,744
    BankAmerica Corporation ..........................   4,000           292,000
    Bankers Trust New York Corporation ...............   2,000           224,875
    Chase Manhattan Corporation ......................     900            98,550
    Comerica, Inc. ...................................   1,800           162,450
    Republic New York Corporation ....................     900           102,768
                                                                      ----------
                                                                         940,387
  BROADCASTING/PUBLISHING -- (1.1%)
    Gannett Company, Inc. ............................   2,600           160,713
                                                                      ----------

  BUILDING MATERIALS & CONSTRUCTION -- (0.5%)
    Lowe's Companies, Inc. ...........................   1,400            66,763
                                                                      ----------

  BUSINESS SERVICES -- (0.5%)
    Accustaff, Inc. (a) ..............................   3,100            71,300
                                                                      ----------

  CAPITAL EQUIPMENT -- (1.0%)
    Deere & Company ..................................   2,400           139,950
                                                                      ----------

  CHEMICALS -- (0.4%)
    Lubrizol Corporation .............................   1,700            62,688
                                                                      ----------

  CHEMICALS & PLASTICS -- (2.6%)
    Dow Chemical Company .............................   2,000           203,000
    Lyondell Petrochemical Company ...................   6,500           172,250
                                                                      ----------
                                                                         375,250
  COMMERCIAL SERVICES -- (0.4%)
    Dunn & Bradstreet Corporation ....................   1,700            52,594
                                                                      ----------

  COMPUTERS -- (1.5%)
    Compaq Computer Corporation ......................   3,750           211,641
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  COMPUTERS & BUSINESS EQUIPMENT -- (2.2%)
    Honeywell, Inc. ..................................   1,400        $   95,900
    International Business Machines Corporation ......   2,200           230,037
                                                                      ----------
                                                                         325,937
  COMPUTER RELATED -- (4.1%)
    Intel Corporation ................................   4,400           309,100
    Lexmark International Group, Inc.(a) .............   1,400            53,200
    Quantum Corporation (a) ..........................   2,600            52,162
    Storage Technology Corporation (a) ...............   2,800           173,425
                                                                      ----------
                                                                         587,887
  COMPUTER SOFTWARE -- (2.0%)
    Computer Associates International, Inc. ..........   4,800           253,800
    Networks Associates, Inc. (a) ....................     800            42,300
                                                                      ----------
                                                                         296,100
  DIVERSIFIED -- (3.1%)
    General Electric Company .........................   5,000           366,875
    Trinity Industries, Inc. .........................   1,700            75,862
                                                                      ----------
                                                                         442,737
  DRUGS -- (7.5%)
    American Home Products Corporation ...............     900            68,850
    Bristol Myers Squibb Company .....................   4,100           387,962
    Cardinal Health, Inc. ............................   1,200            90,150
    Merck & Company, Inc. ............................   2,400           255,000
    Schering Plough Corporation ......................   4,700           291,988
                                                                      ----------
                                                                       1,093,950
  ELECTRIC UTILITIES -- (0.2%)
    Entergy Corporation ..............................   1,200            35,925
                                                                      ----------

  ELECTRONICS -- (1.0%)
    Applied Materials, Inc. (a) ......................     500            15,063
    AVX Corporation (New) ............................     600            11,063
    National Semiconductor Corporation(a) ............   2,600            67,437
    Tektronix, Inc. ..................................   1,350            53,578
                                                                      ----------
                                                                         147,141
  EXPLORATION & PRODUCTION -- (0.2%)
    Chesapeake Energy Corporation ....................   3,900            29,494
                                                                      ----------

  FINANCIAL SERVICES -- (7.1%)
    American Express Company .........................   3,200           285,600
    Citicorp .........................................   1,800           227,588
    Federal National Mortgage Association ............   5,800           330,962
    First Union Corporation ..........................     300            15,375
    Money Store, Inc. ................................   1,400            29,400
    National City Corporation ........................     100             6,575
    SLM Holding Corporation ..........................   1,000           139,125
                                                                      ----------
                                                                       1,034,625

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  FOOD & BEVERAGES -- (5.6%)
    Campbell Soup Company ............................   3,700        $  215,062
    Coca-Cola Company ................................   1,600           106,600
    ConAgra, Inc. ....................................   2,700            88,594
    Dean Foods Company ...............................     700            41,650
    Interstate Bakeries Corporation ..................   6,400           239,200
    Quaker Oats Company ..............................   2,200           116,050
                                                                      ----------
                                                                         807,156
  HEALTH CARE -- (0.9%)
    Allegiance Corporation ...........................   1,300            46,069
    Wellpoint Health Networks, Inc. (a) ..............   2,000            84,500
                                                                      ----------
                                                                         130,569
  HOUSEHOLD PRODUCTS -- (0.5%)
    Premark International, Inc. ......................   1,000            29,000
    Procter & Gamble Company .........................     600            47,888
                                                                      ----------
                                                                          76,888
  INSURANCE -- (3.3%)
    Allstate Corporation .............................   3,700           336,237
    Equitable Companies, Inc. ........................   2,900           144,275
                                                                      ----------
                                                                         480,512
  INVESTMENT COMPANIES -- (1.9%)
    Bear Stearns Companies, Inc. .....................     200             9,500
    Donaldson Lufkin & Jenrette, Inc. ................   2,300           182,850
    Lehman Brothers Holdings, Inc. ...................   1,700            86,700
                                                                      ----------
                                                                         279,050
  LEISURE & ENTERTAINMENT -- (0.8%)
    King World Productions, Inc. .....................   1,200            69,300
    The Walt Disney Company ..........................     500            49,531
                                                                      ----------
                                                                         118,831
  MACHINERY & EQUIPMENT -- (2.0%)
    Case Corporation .................................   1,500            90,656
    Caterpillar, Inc. ................................   3,800           184,538
    Cooper Industries, Inc. ..........................     400            19,600
                                                                      ----------
                                                                         294,794
  MEDICAL SUPPLIES & SERVICES -- (0.6%)
    Abbott Laboratories ..............................     100             6,556
    McKesson Corporation .............................     200            21,638
    Shared Medical System Corporation ................     800            52,800
                                                                      ----------
                                                                          80,994
  METALS -- (0.1%)
    Timken Company ...................................     300            10,313
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  OIL & GAS -- (3.5%)
    Apache Corporation ...............................     900        $   31,556
    Burlington Resources, Inc. .......................     800            35,850
    Exxon Corporation ................................   4,100           250,869
    Mobil Corporation ................................   2,700           194,906
                                                                      ----------
                                                                         513,181
  PETROLEUM SERVICES -- (3.4%)
    Amoco Corporation ................................   2,400           204,300
    Occidental Petroleum Corporation .................   6,000           175,875
    Phillips Petroleum Company .......................     200             9,725
    Texaco, Inc. .....................................     100             5,438
    Tidewater, Inc. ..................................   1,700            93,712
                                                                      ----------
                                                                         489,050
  POLLUTION CONTROL -- (0.3%)
    Browning Ferris Industries, Inc. .................   1,300            48,100
                                                                      ----------

  PRINTING & PUBLISHING -- (3.0%)
    A.H. Belo Corporation ............................   1,900           106,637
    Valassis Communications, Inc. (a) ................   3,500           129,500
    Washington Post Company ..........................     400           194,600
                                                                      ----------
                                                                         430,737
  RETAIL -- (1.5%)
    Dayton Hudson Corporation ........................   1,700           114,750
    Federated Department Stores, Inc.(a) .............   2,300            99,044
                                                                      ----------
                                                                         213,794
  RETAIL-GROCERY -- (0.6%)
    Albertson's, Inc. ................................   1,700            80,538
                                                                      ----------

  RETAIL-SPECIALTY -- (5.4%)
    Costco Companies, Inc. (a) .......................   4,900           218,662
    Dillards, Inc. ...................................     900            31,725
    Intimate Brands, Inc. ............................   2,800            67,375
    Kroger Company (a) ...............................   1,800            66,488
    Ross Stores, Inc. ................................   1,800            65,475
    TJX Companies, Inc. ..............................   5,700           195,937
    Toys "R" Us, Inc. (a) ............................   4,500           141,469
                                                                      ----------
                                                                         787,131
  SOFTWARE -- (2.6%)
    BMC Software, Inc. (a) ...........................     800            52,500
    Cadence Design Systems, Inc. (a) .................     200             4,900
    Compuware Corporation (a) ........................   1,000            32,000
    Microsoft Corporation (a) ........................   2,200           284,350
                                                                      ----------
                                                                         373,750

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------         ---------
COMMON STOCKS
  STEEL -- (0.9%)
    Bethlehem Steel Corporation (a) ..................   4,300          $   37,088
    USX-US Steel Group, Inc. .........................   3,200             100,000
                                                                        ----------
                                                                           137,088
  TELECOMMUNICATIONS -- (8.5%)
    Ameritech Corporation ............................   2,900             233,450
    AT&T Corporation .................................   2,000             122,500
    Bell Atlantic Corporation ........................   4,212             383,292
    BellSouth Corporation ............................   2,100             118,256
    GTE Corporation ..................................   1,500              78,375
    SBC Communications, Inc. .........................   1,700             124,525
    U.S. West, Inc. ..................................   4,000             180,500
                                                                        ----------
                                                                         1,240,898
  TOBACCO -- (1.2%)
    Philip Morris Companies, Inc. ....................   3,700             167,656
                                                                        ----------

  UTILITIES -- (2.0%)
    Columbia Gas Systems, Inc. .......................     500              39,281
    Firstenergy Corporation (a) ......................   1,900              55,100
    PP&L Resources, Inc. .............................   1,900              45,481
    Public Service Enterprise Group ..................   4,900             155,269
                                                                        ----------
                                                                           295,131
                                                                        ----------
      TOTAL COMMON STOCKS -- (Cost $12,448,383)                  97.2%  14,112,931
                                                                        ----------


                                                                 INTEREST
                                                                   RATE
                                                                 --------
SHORT TERM INVESTMENTS -- (2.1%)
    Dreyfus Cash Management Plus (b) .......................     5.60%        303,048                  303,048
                                                                                                   -----------
      TOTAL SHORT TERM INVESTMENTS -- (Cost $303,048)                                      2.1%        303,048
                                                                                                   -----------
TOTAL INVESTMENTS -- (Cost $12,751,431)                                                   99.3%     14,415,979
OTHER ASSETS LESS LIABILITIES --                                                           0.7%        105,226
                                                                                         -----     -----------
NET ASSETS --                                                                            100.0%    $14,521,205
                                                                                         =====     ===========

(a)    Non-income producing security.

(b)    Interest rate shown is the 7 day yield as of December 31, 1997.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  AEROSPACE & DEFENSE -- (6.1%)
    Gulfstream Aerospace Corporation(a) ..............   9,200        $  269,100
    Litton Industries, Inc. (a) ......................   4,000           230,000
    Lockheed Martin Corporation ......................   2,500           246,250
    Raytheon Company .................................   4,700           231,769
    United Technologies Corporation ..................   4,250           309,453
                                                                      ----------
                                                                       1,286,572
  ALUMINUM -- (2.0%)
    Alumax, Inc. (a) .................................   7,900           268,600
    Aluminum Company of America ......................   2,200           154,825
                                                                      ----------
                                                                         423,425
  AUTOMOTIVE -- (4.1%)
    Chrysler Corporation .............................  16,500           580,594
    Ford Motor Company ...............................   5,900           287,256
                                                                      ----------
                                                                         867,850
  BANKS -- (0.7%)
    Bank of New York Company, Inc. ...................   2,700           156,094
                                                                      ----------

  BUILDING MATERIALS & CONSTRUCTION -- (2.8%)
    American Standard Companies, Inc.(a) .............   5,200           199,225
    USG Corporation (a) ..............................   7,750           379,750
                                                                      ----------
                                                                         578,975
  BUSINESS SERVICES -- (1.5%)
    Automatic Data Processing, Inc. ..................   2,350           144,231
    Block (H & R), Inc. ..............................   1,900            85,144
    Deluxe Corporation ...............................   2,600            89,700
                                                                      ----------
                                                                         319,075
  CAPITAL EQUIPMENT -- (1.9%)
    Emerson Electric Company .........................   2,800           158,025
    ITT Industries, Inc. .............................   8,000           251,000
                                                                      ----------
                                                                         409,025
  CHEMICALS -- (3.3%)
    Ferro Corporation ................................   4,500           109,406
    IMC Fertilizer Group, Inc. .......................   3,100           101,525
    Rhone Poulenc S.A. ...............................   4,750           210,781
    Union Carbide Corporation ........................   6,100           261,919
                                                                      ----------
                                                                         683,631
  COMPUTERS & BUSINESS EQUIPMENT -- (3.4%)
    Hewlett Packard Company ..........................   2,200           137,500
    International Business Machines Corporation ......   4,400           460,075
    Pitney Bowes, Inc. ...............................   1,300           116,919
                                                                      ----------
                                                                         714,494
  COMPUTER RELATED -- (1.6%)
    Allied Signal, Inc. ..............................   4,800           186,900
    Sun Microsystems, Inc. (a) .......................   4,000           159,500
                                                                      ----------
                                                                         346,400

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  CONSTRUCTION MATERIALS -- (1.1%)
    Harsco Corporation ...............................   5,400        $  232,875
                                                                      ----------

  CONSUMER DURABLES -- (0.7%)
    Cummins Engine, Inc. .............................   2,500           147,656
                                                                      ----------

  CONSUMER NON-DURABLES -- (0.4%)
    Newell Company ...................................   1,900            80,750
                                                                      ----------

  DRUGS -- (4.2%)
    American Home Products Corporation ...............   3,600           275,400
    Baxter International, Inc. .......................   4,300           216,881
    Merck & Company, Inc. ............................   3,600           382,500
                                                                      ----------
                                                                         874,781
  ELECTRIC UTILITIES -- (2.1%)
    Allegheny Energy, Inc. ...........................   2,700            87,750
    American Electric Power Company, Inc. ............   3,100           160,037
    DQE, Inc. ........................................   1,000            35,125
    Entergy Corporation ..............................   2,800            83,825
    Illinova Corporation .............................   2,900            78,119
                                                                      ----------
                                                                         444,856
  FINANCIAL SERVICES -- (7.3%)
    American Express Company .........................   1,200           107,100
    Citicorp .........................................   3,650           461,497
    Federal Home Loan Mortgage Corporation ...........   3,800           159,362
    Federal National Mortgage Association ............   4,400           251,075
    FINOVA Group, Inc. ...............................   4,500           223,594
    Household International, Inc. ....................     650            82,916
    MBIA, Inc. .......................................   3,700           247,206
                                                                      ----------
                                                                       1,532,750
  FOOD & BEVERAGES -- (2.4%)
    Ralston Purina Company ...........................   1,200           111,525
    Sara Lee Corporation .............................   2,800           157,675
    Unilever N.V. ....................................   3,800           237,262
                                                                      ----------
                                                                         506,462
  HEALTH CARE -- (2.9%)
    Foundation Health Systems, Inc. (a) ..............   2,220            49,673
    Tenet Healthcare Corporation (a) .................   6,000           198,750
    Trigon Healthcare, Inc. (a) ......................   8,250           215,531
    Wellpoint Health Networks, Inc. (a) ..............   3,500           147,875
                                                                      ----------
                                                                         611,829
  HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- (0.5%)
    Maytag Company ...................................   2,935           109,512
                                                                      ----------

  HOUSEHOLD PRODUCTS -- (0.9%)
    Premark International, Inc. ......................   6,600           191,400
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  INDUSTRIAL MACHINERY -- (0.6%)
    Ingersoll Rand Ltd. ..............................   3,300        $  133,650
                                                                      ----------

  INDUSTRIAL MANUFACTURING & PROCESSING -- (0.6%)
    UNOVA, Inc. (a) ..................................   8,100           133,144
                                                                      ----------

  INSURANCE -- (2.8%)
    Berkley (W.R.) Corporation .......................   3,400           149,175
    Provident Companies, Inc. ........................   4,600           177,675
    Terra Nova (Bermuda) Holdings, Ltd. ..............   3,600            94,500
    Travelers Property Casualty Corporation ..........   4,000           176,000
                                                                      ----------
                                                                         597,350
  INVESTMENT COMPANIES -- (0.6%)
    Lehman Brothers Holdings, Inc. ...................   2,600           132,600
                                                                      ----------

  LIQUOR -- (1.6%)
    Anheuser-Busch Companies, Inc. ...................   7,500           330,000
                                                                      ----------

  LODGING & RESTAURANTS -- (1.4%)
    La Quinta Inns, Inc. .............................  14,900           287,756
                                                                      ----------

  MACHINERY & EQUIPMENT -- (0.5%)
    Caterpillar, Inc. ................................   2,000            97,125
                                                                      ----------

  MANUFACTURING -- (0.8%)
    Olin Corporation .................................   3,500           164,063
                                                                      ----------

  OIL & GAS -- (3.7%)
    Exxon Corporation ................................   6,950           425,253
    Mobil Corporation ................................   5,000           360,938
                                                                      ----------
                                                                         786,191
  OIL SERVICES -- (2.5%)
    Noble Drilling Corporation (a) ...................   6,300           192,937
    Reading & Bates Corporation ......................   4,300           180,063
    Transocean Offshore, Inc. ........................   3,300           159,019
                                                                      ----------
                                                                         532,019
  PHOTOGRAPHY -- (1.1%)
    Polaroid Corporation .............................   4,800           233,700
                                                                      ----------

  RETAIL TRADE -- (5.2%)
    Carson Pirie Scott & Company Illinois (a) ........   1,600            80,200
    Federated Department Stores, Inc.(a) .............   7,600           327,275
    May Department Stores Company ....................   3,050           160,697
    Neiman Marcus Group, Inc. (a) ....................   3,100            93,775
    Payless Shoesource, Inc. (a) .....................   2,800           187,950
    Wal Mart Stores, Inc. ............................   6,300           248,456
                                                                      ----------
                                                                       1,098,353

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES                   VALUE
      ------------------                                 ------                 ---------
COMMON STOCKS
  TELECOMMUNICATIONS -- (4.9%)
    Alltel Corporation ...............................   2,000                  $    82,125
    Ameritech Corporation ............................   2,700                      217,350
    Bell Atlantic Corporation ........................   4,290                      390,390
    BellSouth Corporation ............................   3,400                      191,462
    SBC Communications, Inc. .........................   2,000                      146,500
                                                                                -----------
                                                                                  1,027,827
  TOBACCO -- (3.1%)
    Philip Morris Companies, Inc. ....................  10,000                      453,125
    RJR Nabisco Holdings Corporation .................   5,050                      189,375
                                                                                -----------
                                                                                    642,500
  TRANSPORTATION -- (1.3%)
    Burlington Northern Santa Fe Corporation .........   1,200                      111,525
    CSX Corporation ..................................   2,800                      151,200
                                                                                -----------
                                                                                    262,725

      TOTAL COMMON STOCKS -- (Cost $14,872,479)                       80.6%      16,977,415
                                                                                -----------
DEPOSITARY RECEIPTS
  OIL -- (4.4%)
    British Petroleum Plc ............................   8,036                      640,369
    Total S.A. .......................................   5,200                      288,600
                                                                                -----------
                                                                                    928,969
  TOBACCO -- (0.5%)
    Swedish Match Company AB .........................   2,900                       96,425
                                                                                -----------

      TOTAL DEPOSITARY RECEIPTS -- (Cost $903,875)                    4.9%        1,025,394
                                                                                -----------
PREFERRED STOCKS
  FINANCIAL SERVICES -- (2.4%)
    Allstate Corporation, Convertible ................   8,400                      504,000
                                                                                -----------

  REAL ESTATE -- (0.9%)
    Equity Residential Properties Trust, Convertible .   7,100                      181,937
                                                                                -----------

  TELEPHONE -- (0.6%)
    Airtouch Communications, Inc., Class B, Convertible  3,700                      131,813
                                                                                -----------
      TOTAL PREFERRED STOCKS -- (Cost $701,339)                       3.9%          817,750
                                                                                -----------

WARRANT
  CHEMICALS -- (0.0%)
    Rhone Poulenc S.A. ...............................     900                        2,925
                                                                                -----------

      TOTAL WARRANT -- (Cost $1)                                     0.0%             2,925
                                                                                -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                          INTEREST    MATURITY        PRINCIPAL
      AND TITLE OF ISSUE                          RATE       DATE             AMOUNT            VALUE
      ------------------                        --------    --------        ----------        ----------
CORPORATE BONDS
  COMPUTER SERVICES -- (0.4%)
    Micron Technology, Inc. ...........         7.000%      07/01/2004       $ 90,000         $   82,800
                                                                                              ----------

  RETAIL-SPECIALTY -- (0.3%)
    Costco Companies, Inc. (b), (c) ...         3.398%      08/19/2017        100,000             57,500
                                                                                              ----------
  RETAIL TRADE -- (0.5%)
    Rite Aid Corporation (b) ..........         5.250%      09/15/2002        100,000            108,000
                                                                                              ----------

      TOTAL CORPORATE BONDS -- (Cost $245,614)                                          1.2%     248,300
                                                                                              ----------


                                                                               MATURITY
                                                                                AMOUNT
                                                                              --------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (10.1%)
    State Street Bank and Trust Company (d)     5.750%      01/02/1998        $2,132,681             2,132,000
                                                                                                   -----------

      TOTAL SHORT TERM INVESTMENT --
       (Cost $2,132,000)                                                                    10.1%    2,132,000
                                                                                                   -----------
TOTAL INVESTMENTS -- (Cost $18,855,308)                                                    100.7%   21,203,784
OTHER ASSETS LESS LIABILITIES --                                                           (0.7)%     (142,317)
                                                                                           ----    -----------
NET ASSETS --                                                                              100.0%  $21,061,467
                                                                                           =====   ===========


(a)   Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities aggregated $165,500 or 0.79% of the net assets of the Portfolio.

(c) Variable rate instrument. Interest rate is the rate in effect at December 31, 1997.

(d) The agreement with State Street Bank and Trust Company, dated 12/31/97, bearing 5.75% interest, to be repurchased at $2,132,681 on 01/02/98, is fully collateralized by a United States Treasury Bond, 8.75%, 05/15/17, with a value of $2,178,953.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  AEROSPACE -- (2.1%)
    Precision Castparts Corporation ..................   7,500        $  452,344
    United Technologies Corporation ..................   4,000           291,250
                                                                      ----------
                                                                         743,594
  AIR TRANSPORTATION -- (1.3%)
    Air Express International Corporation ............   5,100           155,550
    Airbourne Freight Corporation ....................   5,000           310,625
                                                                      ----------
                                                                         466,175
  BANKS -- (4.7%)
    Bank America Corporation .........................   7,500           547,500
    Fifth Third Bancorp ..............................   7,440           608,220
    Norwest Corporation ..............................   7,000           266,229
    State Street Corporation .........................   4,000           233,699
                                                                      ----------
                                                                       1,655,648
  BROADCASTING -- (1.1%)
    Clear Channel Communications (a) .................   4,800           381,300
                                                                      ----------

  COMPUTERS -- (0.8%)
    Compaq Computer Corporation ......................   4,800           270,900
                                                                      ----------

  COMPUTER RELATED -- (2.6%)
    Cisco Systems, Inc. (a) ..........................  10,500           585,375
    EMC Corporation (a) ..............................  12,000           329,250
                                                                      ----------
                                                                         914,625
  COMPUTER SOFTWARE -- (1.8%)
    Computer Associates International, Inc. ..........  12,150           642,431
                                                                      ----------

  COSMETICS & TOILETRIES -- (1.6%)
    Gillette Company .................................   5,520           554,415
                                                                      ----------

  DIVERSIFIED -- (1.0%)
    General Electric Company .........................   5,000           366,875
                                                                      ----------

  DRUGS -- (5.2%)
    Cardinal Health, Inc. ............................   7,410           556,676
    Eli Lilly & Company ..............................   8,000           557,000
    Pfizer, Inc. .....................................   9,420           702,379
                                                                      ----------
                                                                       1,816,055
  DRUGS/PHARMACEUTICALS -- (2.0%)
    Crescendo Pharmaceuticals Corporation (a) ........     182             2,101
    Dura Pharmaceuticals, Inc. (a) ...................   8,500           389,938
    Warner Lambert Company ...........................   2,500           310,000
                                                                      ----------
                                                                         702,039
  ELECTRIC UTILITIES -- (1.9%)
    AES Corporation (a) ..............................  14,500           676,063
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES         VALUE
      ------------------                                 ------       ---------
COMMON STOCKS
  ELECTRONICS -- (1.9%)
    Adaptec, Inc. (a) ................................   9,300        $  345,262
    Maxim Integrated Products, Inc. (a) ..............   9,600           331,200
                                                                      ----------
                                                                         676,462
  ENVIRONMENTAL -- (0.4%)
    Thermo Electron Corporation (a) ..................   3,150           140,175
                                                                      ----------

  FINANCIAL SERVICES -- (4.9%)
    FINOVA Group, Inc. ...............................   7,520           373,650
    Sunamerica, Inc. .................................  13,300           568,575
    Travelers, Inc. ..................................  14,580           785,497
                                                                      ----------
                                                                       1,727,722
  FOOD & BEVERAGES -- (1.6%)
    Campbell Soup Company ............................   9,500           552,188
                                                                      ----------

  INSURANCE -- (4.6%)
    Allstate Corporation .............................   6,000           545,250
    American International Group, Inc. ...............   4,690           510,037
    Conseco, Inc. ....................................   7,400           336,238
    Progressive Corporation ..........................   2,000           239,750
                                                                      ----------
                                                                       1,631,275
  MEDICAL EQUIPMENT -- (1.6%)
    Guidant Corporation ..............................   9,000           560,250
                                                                      ----------

  METALS -- (0.5%)
    Wyman-Gordon Company (a) .........................   8,500           166,813
                                                                      ----------

  OFFICE FURNISHINGS -- (0.7%)
    HON Industries, Inc. .............................   4,000           236,000
                                                                      ----------

  OFFICE SUPPLIES & EQUIPMENT -- (0.6%)
    U.S. Office Products Company (a) .................  10,000           196,250
                                                                      ----------

  OIL & GAS -- (4.4%)
    BJ Services Company (a) ..........................   3,000           215,812
    ENSCO International, Inc. ........................   8,000           268,000
    Global Marine, Inc. (a) ..........................   8,000           196,000
    Helmerich & Payne, Inc. ..........................   9,000           610,875
    USX Marathon Group ...............................   7,000           236,250
                                                                      ----------
                                                                       1,526,937
  OIL SERVICES -- (2.9%)
    Transocean Offshore, Inc. ........................  21,000         1,011,937
                                                                      ----------

  PACKAGING -- (1.2%)
    Sealed Air Corporation (a) .......................   6,820           421,135
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------         ---------
COMMON STOCKS
  PETROLEUM SERVICES -- (4.3%)
    Baker Hughes, Inc. ...............................   9,300          $  405,713
    Rowan Companies, Inc. (a) ........................  17,000             518,500
    Smith International, Inc. (a) ....................   9,500             583,062
                                                                        ----------
                                                                         1,507,275
  PRINTING & PUBLISHING -- (1.3%)
    Omnicom Group ....................................  10,800             457,650
                                                                        ----------

  RETAIL -- (1.8%)
    Dayton Hudson Corporation ........................   5,800             391,500
    Federated Department Stores, Inc. (a) ............   5,000             215,313
    ShopKo Stores, Inc. ..............................   1,500              32,625
                                                                        ----------
                                                                           639,438
  RETAIL-SPECIALTY -- (3.5%)
    CompUSA, Inc. (a) ................................   6,000             186,000
    Consolidated Stores Corporation (a) ..............  12,218             536,828
    Costco Companies, Inc. (a) .......................  11,093             495,025
                                                                        ----------
                                                                         1,217,853
  SOFTWARE -- (4.4%)
    BMC Software, Inc. (a) ...........................  14,580             956,812
    Microsoft Corporation (a) ........................   4,480             579,040
                                                                        ----------
                                                                         1,535,852
  TELECOMMUNICATION EQUIPMENT -- (1.2%)
    Bay Networks, Inc. (a) ...........................  10,000             255,625
    Newbridge Networks Corporation (a) ...............   5,000             174,375
                                                                        ----------
                                                                           430,000
  TELECOMMUNICATIONS -- (4.1%)
    ADC Telecommunications, Inc. (a) .................  10,000             417,500
    PairGain Technologies, Inc. (a) ..................  14,000             271,250
    Tellabs, Inc. (a) ................................  10,000             528,750
    Worldcom, Inc. (a) ...............................   7,600             229,900
                                                                        ----------
                                                                         1,447,400
  TELEPHONE -- (0.8%)
    AirTouch Communications, Inc. (a) ................   7,000             290,938
                                                                        ----------

      TOTAL COMMON STOCKS -- (Cost $17,199,734)                  72.8%  25,563,670
                                                                        ----------


                                                INTEREST         MATURITY     PRINCIPAL
                                                  RATE            DATE         AMOUNT           VALUE
                                               ---------        ---------     ---------        --------
GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCY -- (0.9%)
    Government National Mortgage Association    6.000%          11/15/2008    $ 106,757         106,156
                                                6.500%          10/15/2008      108,563         109,648
                                                7.000%          10/15/2008      107,414         109,898
                                                                                               --------
                                                                                                325,702

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                          INTEREST     MATURITY        PRINCIPAL
      AND TITLE OF ISSUE                         RATE         DATE            AMOUNT               VALUE
      ------------------                        --------    ----------      ----------           ----------
GOVERNMENT AND AGENCY SECURITIES
  U.S. GOVERNMENT SECURITIES -- (10.7%)
    United States Treasury Bond .......         7.250%      08/15/2022        $1,000,000         $1,155,160
    United States Treasury Note .......         5.375%      05/31/1998           500,000            499,610
                         ..............         6.375%      08/15/2002           500,000            512,890
                         ..............         6.500%      05/31/2001           500,000            511,875
                         ..............         6.875%      05/15/2006         1,000,000          1,070,000
                                                                                                 ----------
                                                                                                  3,749,535
                                                                                                 ----------

      TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $3,835,417)                         11.6%   4,075,237
                                                                                                 ----------
CORPORATE BOND
  INDUSTRIALS -- (0.8%)
    BP America, Inc. ..................         8.500%      04/15/2001           250,000            267,930
                                                                                                 ----------

      TOTAL CORPORATE BOND -- (Cost $251,611)                                              0.8%     267,930
                                                                                                 ----------

CONVERTIBLE BOND
  MEDICAL SUPPLIES & SERVICES -- (0.7%)
    Alza Corporation ..................         5.000%      05/01/2006           249,999            259,687
                                                                                                 ----------

      TOTAL CONVERTIBLE BOND -- (Cost $239,163)                                            0.7%     259,687
                                                                                                 ----------

                                                                               MATURITY
                                                                                AMOUNT
                                                                              --------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (16.2%)
    State Street Bank and Trust Company (b)     4.500%       01/02/1998       $ 5,698,424              5,697,000
                                                                                                     -----------

      TOTAL SHORT TERM INVESTMENT -- (Cost $5,697,000)                                       16.2%     5,697,000
                                                                                                     -----------
TOTAL INVESTMENTS -- (Cost $27,222,925)                                                     102.1%    35,863,524
OTHER ASSETS LESS LIABILITIES --                                                            (2.1)%      (744,837)
                                                                                            -----    -----------
NET ASSETS --                                                                               100.0%   $35,118,687
                                                                                            =====    ===========


(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/97, bearing 4.50% interest to be repurchased at $5,698,424 on 01/02/98 is fully collateralized by a United States Treasury Note, 6.375%, 01/15/00, with a value of $5,811,369.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

        NAME OF ISSUER                                          INTEREST    MATURITY      PRINCIPAL
      AND TITLE OF ISSUE                                          RATE        DATE          AMOUNT          VALUE
      ------------------                                        --------   --------      ---------        ---------
CORPORATE BONDS
  AEROSPACE & DEFENSE -- (0.6%)
    Tracor, Inc. ......................................          8.500%    03/01/2007   $  100,000        $  102,000
                                                                                                          ----------
  AUTOMOTIVE -- (2.2%)
    Aftermarket Technology Company ....................         12.000%    08/01/2004       56,000            62,440
    Collins & Aikman Products Company .................         11.500%    04/15/2006      150,000           169,313
    Delco Remy International, Inc. ....................          8.625%    12/15/2007       50,000            50,875
    Lear Corporation ..................................          9.500%    07/15/2006      100,000           110,500
                                                                                                          ----------
                                                                                                             393,128
  BANKING -- (1.1%)
    First Nationwide Escrow Corporation, Inc. .........         10.625%    10/01/2003      175,000           196,438
                                                                                                          ----------
  BEVERAGE & TOBACCO -- (0.6%)
    Dimon, Inc. .......................................          8.875%    06/01/2006      100,000           106,875
                                                                                                          ----------
  BROADCAST RADIO & TELEVISION -- (5.9%)
    Acme Television LLC (b),(c) . .....................         11.053%    09/30/2004      100,000            74,125
    Capstar Radio BroadcastingPartners, Inc. ..........          9.250%    07/01/2007       50,000            51,625
    Chancellor Media Corporation ......................          8.750%    06/15/2007       50,000            50,875
    Fox/Liberty Networks, LLC (b) .....................          8.875%    08/15/2007       50,000            50,125
                        (b),(c) . .....................          9.751%    08/15/2007      225,000           145,125
    Katz Media Corporation ............................         10.500%    01/15/2007      100,000           110,500
    Outdoor Systems, Inc. .............................          8.875%    06/15/2007      150,000           157,500
    SCI Television, Inc. ..............................         11.000%    06/30/2005       50,000            51,879
    Sinclair Broadcast Group, Inc. ....................          8.750%    12/15/2007      200,000           200,500
    Sullivan Broadcasting Holdings, Inc. ..............         10.250%    12/15/2005      100,000           107,500
    Young Broadcasting, Inc. ..........................          9.000%    01/15/2006       50,000            50,250
                                                                                                          ----------
                                                                                                           1,050,004
  BUILDING MATERIALS & CONSTRUCTION -- (1.1%)
    American Architecture Products (b) ................         11.750%    12/01/2007       50,000            50,625
    American Builders & Contractors
      Supply Company ..................................         10.625%    05/15/2007       50,000            52,125
    Building Materials Corporation of
      America (b) .....................................          8.000%    10/15/2007       50,000            50,125
                  .....................................          8.625%    12/15/2006       50,000            51,750
                                                                                                          ----------
                                                                                                             204,625

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                      INTERES     MATURITY        PRINCIPAL
      AND TITLE OF ISSUE                                       RATE       DATE            AMOUNT            VALUE
      ------------------                                    -------     --------        ----------        ---------
CORPORATE BONDS
  BUSINESS EQUIPMENT & SERVICES -- (1.9%)
    Dialog Corporation (b) ...........................      11.000%    11/15/2007         $ 75,000        $  78,188
    Electronic Retailing Systems
      International, Inc. (c) ........................      15.994%    02/01/2004           50,000           33,500
    Knoll, Inc. ......................................      10.875%    03/15/2006           49,000           55,615
    Outsourcing Solutions, Inc. . ....................      11.000%    11/01/2006          100,000          111,250
    United Stationers Supply Company .................      12.750%    05/01/2005           50,000           57,125
                                                                                                          ----------
                                                                                                            335,678
  CABLE TELEVISION -- (11.2%)
    Cablevision Systems Corporation ..................       7.875%    12/15/2007          100,000          102,625
                ......................................       9.250%    11/01/2005           25,000           26,625
                ......................................       9.875%    02/15/2013          150,000          166,500
    Charter Communications Holdings,
      Inc., LP (c) ...................................      11.310%    03/15/2007          150,000          117,750
    Charter Communications Southeast, LP .............      11.250%    03/15/2006           50,000           55,750
    Comcast Corporation ..............................       9.375%    05/15/2005          150,000          160,125
                ......................................      10.625%    07/15/2012           50,000           62,750
    Diamond Cable Communications (c) .................      10.081%    02/15/2007          250,000          171,250
    Echostar Satellite Broadcasting
      Corporation (c) ................................      10.978%    03/15/2004          225,000          190,125
    Frontiervision Holding LP (c) ....................      10.268%    09/15/2007           75,000           55,500
    International CableTel, Inc. (c) .................      10.029%    10/15/2003          125,000          119,687
                        (c) ..........................      10.964%    04/15/2005          125,000          104,688
    Pegasus Media & Communications, Inc. .............      12.500%    07/01/2005           50,000           57,250
    Rogers Cablesystems Ltd. .........................      10.000%    12/01/2007          150,000          165,750
    Rogers Communications, Inc. . ....................       8.875%    07/15/2007           75,000           75,375
    TeleWest Plc (c) .................................      10.360%    10/01/2007          375,000          293,437
    UIH Australia / Pacific, Inc. (c) ................      23.877%    05/15/2006          125,000           83,125
                                                                                                          ----------
                                                                                                          2,008,312
  CHEMICALS & PLASTICS -- (2.0%)
    Buckeye Cellulose Corporation ....................       9.250%    09/15/2008          125,000          130,625
    ISP Holdings, Inc. ...............................       9.750%    02/15/2002          100,000          106,125
    Sterling Chemicals, Inc. (c) .....................      13.904%    08/15/2008           75,000           45,375
    Uniroyal Technology Corporation ..................      11.750%    06/01/2003           75,000           78,375
                                                                                                          ----------
                                                                                                            360,500
  CLOTHING & TEXTILES -- (3.8%)
    Collins & Aikman Floorcoverings, Inc. ............      10.000%    01/15/2007           50,000           52,750
    Dyersburg Corporation ............................       9.750%    09/01/2007           50,000           52,125
    GFSI, Inc. .......................................       9.625%    03/01/2007           50,000           51,500
    Glenoit Corporation (b) ..........................      11.000%    04/15/2007          100,000          108,000
    Pillowtex Corporation (b) ........................       9.000%    12/15/2007           50,000           51,500
                          ............................      10.000%    11/15/2006          100,000          107,500
    WestPoint Stevens, Inc. ..........................       9.375%    12/15/2005          250,000          263,750
                                                                                                          ---------
                                                                                                            687,125

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                     INTEREST     MATURITY       PRINCIPAL
      AND TITLE OF ISSUE                                    RATE         DATE           AMOUNT            VALUE
      ------------------                                   --------   ---------       ----------          -----
CORPORATE BONDS
  CONGLOMERATES -- (0.4%)
    ClimaChem, Inc. (b) ..............................      10.750%    12/01/2007        $ 75,000        $ 77,625
                                                                                                         --------
  CONSUMER PRODUCTS -- (3.5%)
    American Safety Razor Company ....................       9.875%    08/01/2005          50,000          53,750
    Amscan Holdings (b) ..............................       9.875%    12/15/2007          50,000          51,375
    Hosiery Corporation of America, Inc. .............      13.750%    08/01/2002          50,000          54,250
    ICON Fitness Corporation (c) .....................      14.203%    11/15/2006         100,000          58,500
    Playtex Family Products Corporation ..............       8.875%    07/15/2004          50,000          51,250
                 .....................................       9.000%    12/15/2003         100,000         102,000
    Renaissance Cosmetics ............................      11.750%    02/15/2004          75,000          69,375
    Sealy Corporation (b) ............................       9.875%    12/15/2007          50,000          51,500
    Simmons Company ..................................      10.750%    04/15/2006          75,000          79,687
    Syratech Corporation .............................      11.000%    04/15/2007          50,000          46,750
                                                                                                         --------
                                                                                                          618,437
  ECOLOGICAL SERVICES & EQUIPMENT -- (1.4%)
    Allied Waste Industries, Inc. (b),(c) ............       9.570%    06/01/2007         125,000          88,438
    Allied Waste North America, Inc. .................      10.250%    12/01/2006         150,000         165,375
                                                                                                         --------
                                                                                                          253,813
  ELECTRONICS -- (0.3%)
    Fairchild Semiconductor Corporation ..............      10.125%    03/15/2007          50,000          53,125
                                                                                                         --------
  FINANCIAL SERVICES -- (0.4%)
    Contifinancial Corporation .. ....................       8.375%    08/15/2003          75,000          78,300
                                                                                                         --------
  FOOD & DRUG RETAILERS -- (2.3%)
    Carr Gottstein Foods Company .....................      12.000%    11/15/2005          50,000          55,500
    Di Giorgio Corporation ...........................      10.000%    06/15/2007          50,000          49,375
    Jitney Jungle Stores America, Inc. ...............      10.375%    09/15/2007         100,000         105,000
    Ralph's Grocery Company ..........................      10.450%    06/15/2004         175,000         197,531
                                                                                                         --------
                                                                                                          407,406
  FOOD PRODUCTS -- (1.5%)
    Aurora Foods, Inc. ...............................       9.875%    02/15/2007          50,000          53,000
    Curtice-Burns Foods, Inc. ........................      12.250%    02/01/2005          50,000          55,375
    International Home Foods, Inc. ...................      10.375%    11/01/2006         100,000         110,500
    Van De Kamp's, Inc. ..............................      12.000%    09/15/2005          50,000          56,000
                                                                                                         --------
                                                                                                          274,875
  FOOD SERVICES -- (1.2%)
    Ameriserve Food Distribution, Inc. ...............      10.125%    07/15/2007         200,000         211,000
                                                                                                         --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                      INTEREST    MATURITY          PRINCIPAL
      AND TITLE OF ISSUE                                      RATE        DATE             AMOUNT         VALUE
      ------------------                                    --------   ----------        ----------      -------
CORPORATE BONDS
  FOREST PRODUCTS -- (1.8%)
    Four M Corporation ...............................      12.000%    06/01/2006        $ 75,000        $ 79,875
    S.D. Warren Company ..............................      12.000%    12/15/2004          75,000          84,000
    Stone Container Corporation . ....................      11.500%    10/01/2004          75,000          80,063
                                 .....................      12.580%    08/01/2016          75,000          82,875
                                                                                                         --------
                                                                                                          326,813
  HEALTH CARE -- (3.6%)
    Alliance Imaging, Inc. ...........................       9.625%    12/15/2005          50,000          51,000
    Dade International, Inc. .........................      11.125%    05/01/2006         150,000         166,500
    Genesis Health Ventures, Inc. ....................       9.250%    10/01/2006          50,000          51,187
    Tenet Healthcare Corporation .....................       8.000%    01/15/2005         100,000         102,000
                         .............................       8.625%    01/15/2007         100,000         103,500
                         .............................      10.125%    03/01/2005         150,000         164,250
                                                                                                         --------
                                                                                                          638,437
  HOME PRODUCTS & FURNISHINGS -- (0.3%)
    Werner Enterprises, Inc. (b) .....................      10.000%    11/15/2007          50,000          51,625
                                                                                                         --------

  HOTELS, MOTELS, INNS & CASINOS -- (0.3%)
    Courtyard by Marriott II LP . ....................      10.750%    02/01/2008          50,000          54,750
                                                                                                         --------

  INDUSTRIAL PRODUCTS & EQUIPMENT -- (4.5%)
    Amphenol Corporation .............................       9.875%    05/15/2007         100,000         107,000
    Cabot Safety Acquisition Corporation .............      12.500%    07/15/2005         100,000         112,500
    Continental Global Group, Inc. ...................      11.000%    04/01/2007         100,000         107,000
    Euramax International Plc. .......................      11.250%    10/01/2006          75,000          81,562
    Hawk Corporation .................................      10.250%    12/01/2003          50,000          53,500
    International Knife & Saw, Inc. ..................      11.375%    11/15/2006          50,000          54,250
    Johnstown America Industries, Inc. ...............      11.750%    08/15/2005          75,000          82,500
    MMI Products, Inc. ...............................      11.250%    04/15/2007         100,000         109,500
    Neenah Corporation ...............................      11.125%    05/01/2007          50,000          55,125
    Unifrax Investment Corporation ...................      10.500%    11/01/2003          50,000           51,750
                                                                                                         ---------
                                                                                                           814,687
  LEISURE & ENTERTAINMENT -- (4.5%)
    AMF Group, Inc. (c) ..............................      10.088%    03/15/2006         122,000          96,532
    Cobblestone Golf Group, Inc. .....................      11.500%    06/01/2003          75,000          81,750
    Livent, Inc. (b) .................................       9.375%    10/15/2004          50,000          50,250
    Premier Parks, Inc. ..............................      12.000%    08/15/2003          50,000          55,750
    Six Flags Theme Parks, Inc. (c) ..................       9.906%    06/15/2005         175,000         187,250
    Viacom, Inc. .....................................       8.000%    07/07/2006         325,000         329,875
                                                                                                         --------
                                                                                                          801,407

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                        INTEREST     MATURITY        PRINCIPAL
      AND TITLE OF ISSUE                                       RATE         DATE             AMOUNT         VALUE
      ------------------                                      --------    ----------       ----------       -----
CORPORATE BONDS
  MACHINERY & EQUIPMENT -- (1.7%)
    Alvey Systems, Inc. ..............................         11.375%    01/31/2003        $ 75,000        $ 80,063
    Clark Material Handling Corporation ..............         10.750%    11/15/2006          75,000          80,625
    National Equipment Services, Inc.(b) .............         10.000%    11/30/2004          50,000          49,750
    Tokheim Corporation ..............................         11.500%    08/01/2006          75,000          85,500
                                                                                                            --------
                                                                                                             295,938
  MANUFACTURING -- (1.0%)
    Polymer Group, Inc. ..............................          9.000%    07/01/2007         175,000         175,875
                                                                                                            --------

  OIL & GAS -- (4.6%)
    Abraxas Petroleum Corporation ....................         11.500%    11/01/2004         125,000         137,500
    DI Industries, Inc. ..............................          8.875%    07/01/2007          50,000          52,250
    Falcon Drilling Company, Inc. ....................         12.500%    03/15/2005         100,000         114,500
    Forcenergy Gas Exploration, Inc. .................          8.500%    02/15/2007          50,000          50,500
                           ...........................          9.500%    11/01/2006         150,000         160,125
    Pride Petroleum Services, Inc. ...................          9.375%    05/01/2007         150,000         162,000
    United Meridian Corporation . 10.375% ............                    10/15/2005          75,000          83,250
    XCL Ltd. (b) .....................................         13.500%    05/01/2004          50,000          60,250
                                                                                                            --------
                                                                                                             820,375
  PRINTING & PUBLISHING -- (1.8%)
    Affiliated Newspaper Investments, Inc. (c) .......         10.829%    07/01/2006         250,000         238,750
    Hollinger International Publishing, Inc. .........          9.250%    03/15/2007          75,000          79,500
                                                                                                            --------
                                                                                                             318,250
  RETAILERS -- (0.7%)
    Brylane Capital Corporation . 10.000% ............         10.000%    09/01/2003          75,000          79,969
    Leslies Poolmart, Inc. ...........................         10.375%    07/15/2004          50,000          52,000
                                                                                                            --------
                                                                                                             131,969
  SERVICES -- (0.6%)
    Coinmach Corporation .............................         11.750%    11/15/2005          50,000          55,750
    DecisionOne Corporation ..........................          9.750%    08/01/2007          50,000          51,750
                                                                                                            --------
                                                                                                             107,500
  STEEL -- (1.2%)
    EnviroSource, Inc. ...............................          9.750%    06/15/2003          50,000          51,063
    GS Technologies Operating Company, Inc. ..........         12.000%    09/01/2004         150,000         164,812
                                                                                                            --------
                                                                                                             215,875
  SURFACE TRANSPORTATION -- (3.1%)
    Chemical Leaman Corporation . 10.375% ............         10.375%    06/15/2005          50,000          53,250
    Gearbulk Holdings Ltd. ...........................         11.250%    12/01/2004         100,000         110,250
    Statia Terminals International N.V ...............         11.750%    11/15/2003         100,000         105,000
    Stena AB .........................................          8.750%    06/15/2007          50,000          50,625
                         .............................         10.500%    12/15/2005         100,000         109,250
    Trism, Inc. ......................................         10.750%    12/15/2000         125,000         123,125
                                                                                                            --------
                                                                                                             551,500

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                            INTEREST     MATURITY          PRINCIPAL
      AND TITLE OF ISSUE                                            RATE        DATE              AMOUNT              VALUE
      ------------------                                          --------     --------          ---------          -----------
CORPORATE BONDS
  TELECOMMUNICATIONS -- (3.0%)
    Call-Net Enterprises, Inc. (c) .........................         8.890%    08/15/2007        $   150,000        $   102,000
    Esprit Telecommunication Group Plc. ....................        11.500%    12/15/2007            100,000            103,500
    Highwaymaster Communications ...........................        13.750%    09/15/2005             50,000             50,750
    Qwest Communications International,
      Inc. (b),(c) .........................................         8.811%    10/15/2007             50,000             34,000
                             ...............................        10.875%    04/01/2007            100,000            113,500
    RCN Corporation (b),(c) ...............................         10.291%    10/15/2007            100,000             63,250
    Teligent, Inc. ........................................         11.500%    12/01/2007             75,000             75,562
                                                                                                                    -----------
                                                                                                                        542,562
  TELECOMMUNICATIONS & CELLULAR -- (11.2%)
    American Communications Services, Inc. ................         13.750%    07/15/2007             50,000             59,750
    Brooks Fiber Properties, Inc. (c) .....................          8.540%    03/01/2006            250,000            210,000
    Cellular Communications International,
      Inc. (c) ............................................          8.007%    08/15/2000            100,000             81,500
    Hermes Europe Railtel B.V. (b) ........................         11.500%    08/15/2007            100,000            111,500
    Intermedia Communications of Florida,
      Inc. (c) ............................................          9.150%    07/15/2007             50,000             36,125
         (c) ..............................................         10.006%    05/15/2006            200,000            158,000
    McLeodUSA, Inc. (c) ...................................          9.133%    03/01/2007            150,000            109,125
                 (b) ......................................          9.250%    07/15/2007             50,000             52,375
    Metronet Communications Corporation (b) ...............         12.000%    08/15/2007            100,000            115,750
    Millicom International Cellular S.A. (c) ..............         11.493%    06/01/2006            200,000            147,000
    NEXTEL Communications, Inc. (c) .......................          9.912%    08/15/2004            125,000            111,562
                         (b),(c) ..........................         10.330%    09/15/2007             50,000             31,563
    Nextlink Communications, Inc. .........................          9.625%    10/01/2007             50,000             51,625
    Paging Network, Inc. ..................................         10.000%    10/15/2008            125,000            130,313
    Sygnet Wireless, Inc. .................................         11.500%    10/01/2006             50,000             54,250
    Teleport Communications Group, Inc. (c) ...............          8.696%    07/01/2007            225,000            185,906
    Telesystem International Wireless,
      Inc. (b),(c) ........................................         11.540%    11/01/2007             50,000             28,000
         (b),(c) ..........................................         11.807%    06/30/2007            125,000             78,750
    USA Mobile Communications, Inc. .......................          9.500%    02/01/2004            125,000            123,125
    Vanguard Cellular Systems, Inc. .......................          9.375%    04/15/2006            125,000            130,625
                                                                                                                    -----------
                                                                                                                      2,006,844
  UTILITIES -- (0.9%)
    California Energy Company, Inc. .......................         10.250%    01/15/2004            100,000            108,000
    El Paso Electric Company ..............................          9.400%    05/01/2011             50,000             56,540
                                                                                                                    -----------
                                                                                                                        164,540

      TOTAL CORPORATE BONDS -- (Cost $14,298,700)                                                             86.2%  15,438,213
                                                                                                                    -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                                       INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                                     RATE       DATE          AMOUNT            VALUE
      ------------------                                     ----       ----        ------              -----
GOVERNMENT AND AGENCY SECURITY
  U.S. GOVERNMENT SECURITIES -- (3.0%)
    United States Treasury Note . ..................        7.250%    05/15/2004    $500,000           $  539,870
                                                                                                       ----------

      TOTAL GOVERNMENT AND AGENCY SECURITY -- (Cost $539,967)                                 3.0%        539,870


PREFERRED STOCKS                                                        SHARES
                                                                       --------
  BANKING -- (0.1%)
    California Federal Preferred Capital Corporation, 9.125% .......     1,000                              26,250

  BROADCAST RADIO & TELEVISION -- (3.9%)
    American Radio Systems Corporation, PIK, 11.375% . .............       940                             109,040
    Capstar Broadcasting Partners, Inc., Sr., 12.00% . .............       500                              57,625
    Chancellor Media Corporation, Exch., 12.00% ....................     1,058                             121,141
    Chancellor Media Corporation, PIK, 12.25% ......................       500                              65,250
    Pegasus Communications Corporation, PIK, Series A, 12.75% ......       129                             139,965
    SFX Broadcasting, Inc., Exch., Series E, 12.625% . .............     1,063                             123,057
    Sinclair Broadcast Group, Inc., 11.625% ........................       800                              87,600
                                                                                                         ---------
                                                                                                           703,678
  METALS & MINING -- (0.5%)
    Fairfield Manufacturing Company, Inc., Exch., 11.25% ...........        75                              80,625
  PRINTING & PUBLISHING -- (0.9%)
    Primedia, Inc., Exch., Series D, 10.00% ........................       750                              78,937
    Primedia, Inc., Exch., Series E, 9.20% (b) .....................       850                              85,000
                                                                                                         ---------
                                                                                                           163,937
  TELECOMMUNICATIONS & CELLULAR -- (0.3%)
    NEXTEL Communications, Inc.,13.00% .............................        51                              58,395
                                                                                                         ---------
  UTILITIES -- (0.4%)
    El Paso Electric Company, PIK, Series A, 11.40% .. .............       604                              67,044
                                                                                                         ---------
      TOTAL PREFERRED STOCKS -- (Cost $965,452) ....................             6.1%                    1,099,929
                                                                                                         ---------

COMMON STOCKS
  CABLE TELEVISION -- (0.0%)
    CS Wireless Systems, Inc. (a),(b) ..............................        13                                   0
    Pegasus Communications Corporation (a) .........................       112                               2,324
                                                                                                         ---------
                                                                                                             2,324
  CONSUMER PRODUCTS -- (0.0%)
    Hosiery Corporation of America, Inc. (a) .......................        50                                 350
                                                                                                         ---------
  PRINTING & PUBLISHING -- (0.2%)
    Affiliated Newspaper Investments, Inc. (a) .....................       250                              27,625
                                                                                                         ---------

  TELECOMMUNICATIONS & CELLULAR -- (0.0%)
    NEXTEL Communications, Inc. (a) ................................       154                               4,004
                                                                                                         ---------
      TOTAL COMMON STOCKS -- (Cost $2,834)                                       0.2%                       34,303
                                                                                                         ---------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                          SHARES                                      VALUE
      ------------------                                          ------                                      -----
WARRANTS
  BUSINESS EQUIPMENT & SERVICES -- (0.0%)
    Electronic Retailing Systems International, Inc. (b) ......     50                                       $1,000

  CABLE TELEVISION -- (0.0%)
    Australis Holdings Pty. Ltd. ..............................     50                                            0
    Pegasus Communications Corporation ........................     75                                        2,475
    UIH Australia / Pacific, Inc. .............................    125                                            0
    Wireless One, Inc. ........................................    150                                            0
                                                                                                             ------
                                                                                                              2,475
  CONSUMER PRODUCTS -- (0.1%)
    IHF Capital, Inc. (b) .....................................    100                                        5,050
                                                                                                             ------
  ECOLOGICAL SERVICES & EQUIPMENT -- (0.0%)
    ICF Kaiser International, Inc. ............................    240                                           60
                                                                                                             ------
  STEEL -- (0.0%)
    Bar Technologies, Inc. (b) ................................     25                                        1,500
                                                                                                             ------
  TELECOMMUNICATIONS -- (0.0%)
    Highway Master Communications .............................     50                                           38
                                                                                                             ------
  TELECOMMUNICATIONS & CELLULAR -- (0.0%)
    Cellular Communications International, Inc. ...............    100                                        2,000
    NEXTEL Communications, Inc. ...............................    100                                          100
                                                                                                             ------
                                                                                                              2,100
      TOTAL WARRANTS -- (Cost $1,558)                                                             0.1%       12,223
                                                                                                             ------

                                                            INTEREST    MATURITY     MATURITY
                                                              RATE       DATE         AMOUNT
                                                              ----       ----         ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (2.8%)
    State Street Bank and Trust Company (d)                  4.500%    01/02/1998    $ 508,127              508,000
                                                                                                         ----------

      TOTAL SHORT TERM INVESTMENT -- (Cost $508,000)                                              2.8%      508,000
                                                                                                         ----------
TOTAL INVESTMENTS -- (Cost $16,316,511)                                                          98.4%   17,632,538
OTHER ASSETS LESS LIABILITIES --                                                                  1.6%      283,288
                                                                                                -----   -----------
NET ASSETS --                                                                                   100.0%  $17,915,826
                                                                                                =====   ===========


(a)    Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities aggregated $1,696,364 or 9.47% of the net assets of the Portfolio.

(c)   Step bond. Interest rate shown represents yield to maturity.

(d) The agreement with State Street Bank & Trust Company, dated 12/31/97, bearing 4.50% interest, to be repurchased at $508,127 on 01/02/98 is fully collateralized by a United States Treasury Bond, 8.75%, 05/15/17, with a value of $520,052.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 199

        NAME OF ISSUER                                INTEREST     MATURITY          PRINCIPAL
      AND TITLE OF ISSUE                                RATE         DATE             AMOUNT               VALUE
      ------------------                               ------    -----------       ------------         ---- -----
GOVERNMENT AND AGENCY SECURITIES
MORTGAGE BACKED SECURITIES -- (47.0%)
  FHA Insured Project Loan ......................      3.025%    11/01/2006        $  387,354           $  345,443
                           ......................      7.500%    11/15/2030           272,155              278,959
  FHLMC Participation Certificates (a) ..........      8.057%    08/01/2025           244,880              253,451
                        .........................      8.500%    01/01/2003           114,701              117,827
                       ..........................      9.000%    06/01/2016           165,983              178,997
                       ..........................      9.500%    04/01/2007            96,000              100,886
                       ..........................     10.000%    10/01/2005            88,829               95,273
  FNMA Guaranteed Real Estate
    Mortgage Investment Pass-Thru
    Certificates ................................      6.000%    09/01/2012           181,325              178,644
             (a) ................................      6.154%    11/01/2035           488,151              488,116
              ...................................      6.740%    08/25/2007           250,000              258,335
             (a) ................................      6.931%    04/01/2020           135,832              141,613
             (a) ................................      7.299%    08/17/2018           235,000              247,044
              ...................................      7.778%    07/01/2001           225,000              235,406
              ...................................      9.500%    03/25/2019           454,141              517,012
              ...................................     10.000%    04/01/2020           110,429              120,862
  GNMA Guaranteed Pass-Thru
    Certificates (a) ............................      7.000%    03/20/2018           275,794              283,442
                  ...............................      7.500%    04/15/2024           230,534              236,370
                  ...............................      9.000%    12/15/2006           185,184              194,825
                  ...............................      9.000%    01/15/2008           265,766              279,912
                                                                                                        ----------
                                                                                                         4,552,417
U.S. GOVERNMENT SECURITIES -- (33.5%)
  U.S. Treasury Bonds ...........................      6.000%    02/15/2026           200,000              199,812
                  ...............................      6.125%    11/15/2027           150,000              154,172
                  ...............................      6.875%    08/15/2025           185,000              206,275
                  ...............................      7.500%    11/15/2024           115,000              137,569
                  ...............................     11.625%    11/15/2004           315,000              417,966
  U.S. Treasury Notes ...........................      5.875%    11/30/2001           110,000              110,550
                  ...............................      6.000%    08/15/2000           600,000              604,501
                  ...............................      6.250%    08/31/2002           500,000              510,469
                  ...............................      6.500%    04/30/1999           150,000              151,688
                  ...............................      6.625%    06/30/2001           240,000              246,825
                  ...............................      6.875%    07/31/1999           245,000              249,364
                  ...............................      8.000%    08/15/1999           240,000              248,625
                                                                                                        ----------
                                                                                                         3,237,816
                                                                                                        ----------
GOVERNMENT AND AGENCY SECURITIES -- (Cost $7,642,281)                                           80.5%    7,790,233
                                                                                                        ----------

CORPORATE BONDS
  ENTERTAINMENT -- (3.3%)
    Time Warner, Inc. ...........................      7.750%    06/15/2005           300,000              318,802
                                                                                                        ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   -CONTINUED-

        NAME OF ISSUER                         INTEREST         MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                         RATE             DATE         AMOUNT              VALUE
      ------------------                       --------        ---------     ---------           ---------
CORPORATE BONDS
  FINANCIAL SERVICES -- (2.3%)
    Contifinancial Corporation .......          8.375%         08/15/2003     $215,000           $  224,138
                                                                                                 ----------

      TOTAL CORPORATE BONDS -- (Cost $527,671)                                            5.6%      542,940
                                                                                                 ----------

MUNICIPAL BONDS -- (4.8%)
    New Jersey Economic Development
      Authority (b)...................          0.000%         02/15/2023     1,165,000             228,517
               (b)....................          0.000%         02/15/2024       700,000             128,686
                 .....................          7.425%         02/15/2029       100,000             111,053
                                                                                                 ----------

      TOTAL MUNICIPAL BONDS -- (Cost $376,537)                                            4.8%      468,256
                                                                                                 ----------

NON-AGENCY MORTGAGES AND ASSET BACKED -- (2.7%)
    Community Program Loan ..........           4.500%         04/01/2029       340,000             260,525
                                                                                                 ----------

      TOTAL NON-AGENCY MORTGAGES AND ASSET BACKED
         -- (Cost $254,043)                                                               2.7%      260,525
                                                                                                 ----------

TOTAL INVESTMENTS -- (Cost $8,800,532)                                                   93.6%    9,061,954
OTHER ASSETS LESS LIABILITIES --                                                          6.4%      617,153
                                                                                        -----    ----------
NET ASSETS --                                                                           100.0%   $9,679,107
                                                                                        =====    ==========

See notes to financial statements.

(a) Variable rate instrument. Interest rate is the rate in effect at December 31, 1997.

(b)   Zero coupon security.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997

                                                               SMALL CAP           WORLD
                                                                GROWTH             EQUITY               GROWTH
                                                              PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                            --------------      -------------        -------------
ASSETS                                                                                                           .
  Investments - securities, at value ..................     $ 17,816,502         $ 24,708,366         $ 60,874,047
  Investments - repurchase agreements . ...............          546,000                    0            6,873,000
  Foreign currency holdings, at value (cost $29,186) ..                0               29,005                    0
  Cash ................................................            5,269                6,949                5,109
  Income receivable ...................................            2,179               20,677               22,714
  Receivable for securities sold ......................           79,291               45,659                    0
  Unrealized appreciation on forward currency
     contracts ........................................                0              274,900                    0
  Receivable for trust shares sold ....................           52,837               39,273               65,209
  Prepaid expenses ....................................            3,754                5,550               13,159
  Foreign income tax reclaim receivable ...............                0               19,430                    0
  Due from adviser ....................................           14,664               12,896                    0
                                                            ------------         ------------         ------------
    TOTAL ASSETS ......................................       18,520,496           25,162,705           67,853,238
                                                            ------------         ------------         ------------
LIABILITIES
  Payable for securities purchased ....................          188,997               60,225            2,102,978
  Unrealized depreciation on forward currency
     contracts ........................................                0                1,702                    0
  Advisory fee payable ................................           12,604               14,742               38,612
  Accounts payable and accrued expenses ...............           61,933               42,397               52,451
  Payable for trust shares redeemed ...................            3,435              272,088              386,578
                                                            ------------         ------------         ------------
    TOTAL LIABILITIES .................................          266,969              391,154            2,580,619
                                                            ------------         ------------         ------------
    TOTAL NET ASSETS ..................................     $ 18,253,527         $ 24,771,551         $ 65,272,619
                                                            ============         ============         ============
NET ASSETS
  Capital paid - in ...................................     $ 16,171,390         $ 20,800,316         $ 42,140,005
  Undistributed (distributions in
     excess of) net investment income . ...............                0              (28,529)                   0
  Accumulated net realized gain (loss) on
     investments and foreign currency transactions ....         (154,955)            (128,578)             447,016
  Net unrealized appreciation of:
     Investments ......................................        2,237,092            3,855,653           22,685,598
        Foreign currency ..............................                0              272,689                    0
                                                            ------------         ------------         ------------
      TOTAL NET ASSETS                                      $ 18,253,527         $ 24,771,551         $ 65,272,619
                                                            ============         ============         ============
NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value)                             $     15.578         $     14.084         $     34.702
  Total shares outstanding at end of period                    1,171,770            1,758,792            1,880,932
  Cost of investment securities                             $ 16,125,410         $ 20,852,713         $ 45,061,449

See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $   14,415,979           $   19,071,784           $   30,166,524           $   17,124,538           $    9,061,954
                0                2,132,000                5,697,000                  508,000                        0
                0                        0                        0                        0                        0
           87,496                    5,309                    5,253                    5,821                   46,554
           24,650                   43,919                   73,765                  279,954                  108,466
                0                  356,048                        0                   43,103                  510,210

                0                        0                        0                        0                        0
          104,602                   69,759                   99,903                   34,748                   18,616
            2,990                    3,586                    7,165                    3,372                    1,935
                0                      478                        0                        0                        0
            6,000                    7,772                        0                    9,893                    7,609
   --------------           --------------           --------------           --------------           --------------
       14,641,717               21,690,655               36,049,610               18,009,429                9,755,344
   --------------           --------------           --------------           --------------           --------------

                0                  569,207                  841,600                        0                        0

                0                        0                        0                        0                        0
            8,111                   12,800                   20,554                   10,676                    4,843
           45,219                   47,181                   41,547                   41,000                   39,943
           67,182                        0                   27,222                   41,927                   31,451
   --------------           --------------           --------------           --------------           --------------
          120,512                  629,188                  930,923                   93,603                   76,237
   --------------           --------------           --------------           --------------           --------------
   $   14,521,205           $   21,061,467           $   35,118,687           $   17,915,826           $    9,679,107
   ==============           ==============           ==============           ==============           ==============

   $   12,522,319           $   18,542,007           $   26,391,052           $   17,139,060           $    9,418,485

           50,309                      763                        0                  (85,597)                   4,929

          284,029                  170,221                   87,036                 (453,664)                  (5,729)

        1,664,548                2,348,476                8,640,599                1,316,027                  261,422
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------
   $   14,521,205           $   21,061,467           $   35,118,687           $   17,915,826           $    9,679,107
   ==============           ==============           ==============           ==============           ==============



   $       14.275           $       14.567           $       14.158           $        9.720           $       10.161
        1,017,217                1,445,803                2,480,556                1,843,174                  952,573
   $   12,751,431           $   18,855,308           $   27,222,925           $   16,316,511           $    8,800,532

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
INVESTMENT INCOME
  Dividend income.........................................     $       18,170      $      345,507      $      351,215
  Interest income.........................................             29,860              64,959             173,211
  Foreign taxes withheld..................................                  0             (39,245)             (1,099)
                                                               --------------      --------------      --------------
      TOTAL INCOME........................................             48,030             371,221             523,327
EXPENSES
  Investment management fee...............................            142,715             178,910             431,634
  Administrative fee......................................             39,853              54,986             130,256
  Custodian fee...........................................             75,469              97,017              61,489
  Audit fee and expenses..................................             15,000              15,000              15,000
  Legal fee...............................................              5,000               5,000               5,000
  Printing expenses.......................................              5,556               5,556               5,556
  Trustees fee and expenses...............................              7,000               7,000               7,000
  Transfer agent fee......................................              4,628               1,878               1,878
  Insurance...............................................              4,283               7,571              17,154
  Other...................................................                352               1,289               2,922
  Expenses borne by the adviser...........................            (72,994)            (66,724)                  0
  Expense reductions......................................               (193)               (771)                (26)
                                                               --------------      --------------      --------------
    TOTAL EXPENSES........................................            226,669             306,712             677,863
                                                               --------------      --------------      --------------
    NET INVESTMENT INCOME (LOSS)..........................           (178,639)             64,509            (154,536)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY.....................
Net realized gain (loss) on investments...................            484,519           2,871,387           5,049,584
Net realized gain on foreign currency transactions........                  0             364,843                  18
Change in unrealized appreciation (depreciation) of:
  Investments.............................................            231,867          (1,085,449)          7,861,793
  Foreign currency........................................                  0             210,514                   0
                                                               --------------      --------------      --------------
    NET REALIZED GAIN.....................................            716,386           2,361,295          12,911,395
                                                               --------------      --------------      --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $      537,747      $    2,425,804      $   12,756,859
                                                               ==============      ==============      ==============


      See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $      386,587           $      290,543           $      152,767           $       29,863           $            0
           10,427                   80,264                  487,254                1,226,739                  644,286
                0                   (3,481)                    (345)                       0                        0
   --------------           --------------           --------------           --------------           --------------
          397,014                  367,326                  639,676                1,256,602                  644,286

           92,883                  119,612                  237,374                  105,244                   57,609
           34,053                   36,174                   73,168                   33,603                   24,502
           53,615                   58,921                   52,698                   69,851                   45,612
           15,000                   15,000                   15,000                   15,000                   15,000
            5,000                    5,000                    5,000                    5,000                    5,000
            5,556                    5,556                    5,556                    5,556                    5,556
            7,000                    7,000                    7,000                    7,000                    7,000
            1,878                    4,626                    1,878                    1,409                    1,878
            4,393                    3,233                    9,957                    3,956                    3,200
            1,033                      301                    1,703                      427                      734
          (51,996)                 (55,786)                  (4,810)                 (66,595)                 (83,899)
           (4,084)                     (33)                     (21)                     (33)                    (580)
   --------------           --------------           --------------           --------------           --------------
          164,331                  199,604                  404,503                  180,418                   81,612
   --------------           --------------           --------------           --------------           --------------
          232,683                  167,722                  235,173                1,076,184                  562,674


        3,205,511                1,907,739                2,477,484                  (33,655)                  39,088
                0                        0                        7                        0                        0

         (602,094)               1,748,714                3,813,895                  888,853                  238,876
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------
        2,603,417                3,656,453                6,291,386                  855,198                  277,964
   --------------           --------------           --------------           --------------           --------------

   $    2,836,100           $    3,824,175           $    6,526,559           $    1,931,382           $      840,638
   ==============           ==============           ==============           ==============           ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     SMALL CAP GROWTH PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                                 12/31/97                 12/31/96
                                                                                 --------                 --------
INCREASE (DECREASE) IN NET ASSETS
From operations:
    Net investment income (loss).....................................         $      (178,639)         $      (78,272)
    Net realized gain (loss) on investments..........................                 484,519                  (1,760)
    Net realized gain (loss) on foreign
      currency transactions..........................................                       0                       0
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................                 231,867               1,590,340
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------

    Net increase in net assets
      resulting from operations......................................                 537,747               1,510,308
  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                (489,944)                      0
  Dividends and distributions to Shareholders in excess of:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                (144,232)                (40,086)
  Trust share transactions...........................................               4,546,847               8,519,785
                                                                              ---------------          --------------
      TOTAL INCREASE (DECREASE)......................................               4,450,418               9,990,007
  Net assets
    Beginning of year................................................              13,803,109               3,813,102
                                                                              ---------------          --------------
    END OF YEAR (1)..................................................         $    18,253,527          $   13,803,109
                                                                              ===============          ==============


    (1) Including undistributed (distributions in excess of)
    net investment income............................................         $             0          $            0


See notes to financial statements.

        WORLD EQUITY PORTFOLIO                     GROWTH PORTFOLIO                     MATRIX EQUITY PORTFOLIO
    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
     12/31/97            12/31/96            12/31/97            12/31/96            12/31/97            12/31/96
     --------            --------            --------            --------            --------            --------
   $       64,509      $       21,021      $     (154,536)     $     (112,724)     $      232,683      $      589,737
        2,871,387             878,643           5,049,584           3,885,594           3,205,511             587,821

          364,843            (170,197)                 18                   4                   0                   0

       (1,085,449)          1,675,486           7,861,793           7,359,129            (602,094)           (546,460)
          210,514              47,547                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------


        2,425,804           2,452,500          12,756,859          11,132,003           2,836,100             631,098

         (247,476)            (21,021)                  0                   0            (232,797)           (589,737)
       (3,143,419)           (565,417)         (5,388,137)         (3,224,517)         (3,143,585)           (476,096)

         (192,080)            (81,014)                  0              (2,498)                  0                (100)
         (145,806)                  0                   0                   0                   0                   0
        1,540,368           4,558,380           3,339,145           3,741,040             613,882          (1,135,870)
   --------------      --------------      --------------      --------------      --------------      --------------
          237,391           6,343,428          10,707,867          11,646,028              73,600          (1,570,705)

       24,534,160          18,190,732          54,564,752          42,918,724          14,447,605          16,018,310
   --------------      --------------      --------------      --------------      --------------      --------------
   $   24,771,551      $   24,534,160      $   65,272,619      $   54,564,752      $   14,521,205      $   14,447,605
   ==============      ==============      ==============      ==============      ==============      ==============


   $      (28,529)     $      127,481      $            0      $            0      $       50,309      $       50,423

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-


                                                                                    GROWTH & INCOME PORTFOLIO
                                                                             YEAR ENDED                 YEAR ENDED
                                                                              12/31/97                   12/31/96
                                                                              --------                   --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income............................................         $       167,722          $       58,118
    Net realized gain (loss) on investments..........................               1,907,739                (135,171)
    Net realized gain on foreign
      currency transactions..........................................                       0                       0
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................               1,748,714                 505,901
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------

    Net increase in net assets
      resulting from operations......................................               3,824,175                 428,848
  Dividends and distributions to Shareholders from:
    Net investment income............................................                (166,959)                (58,118)
    Net realized gain on investments.................................              (1,588,279)                (29,710)
  Dividends and distributions to Shareholders in excess of:
    Net investment income............................................                       0                    (737)
    Net realized gain on investments.................................                       0                       0
  Trust share transactions...........................................               8,692,484               6,625,007
                                                                              ---------------          --------------
      TOTAL INCREASE (DECREASE)......................................              10,761,421               6,965,290
  Net assets
    Beginning of year................................................              10,300,046               3,334,756
                                                                              ---------------          --------------
    END OF YEAR (1)..................................................         $    21,061,467          $   10,300,046
                                                                              ===============          ==============


    (1)  Including undistributed (distributions in excess of)
    net investment income............................................         $           763          $            0


See notes to financial statements.

      MULTIPLE STRATEGIES PORTFOLIO            HIGH INCOME BOND PORTFOLIO           U.S. GOVERNMENT BOND PORTFOLIO
    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
     12/31/97            12/31/96            12/31/97            12/31/96            12/31/97            12/31/96
     --------            --------            --------            --------            --------            --------
   $      235,173      $      321,490      $    1,076,184      $      763,269      $      562,674      $      637,006
        2,477,484           3,291,193             (33,655)            284,309              39,088             115,107

                7              17,576                   0                   0                   0                   0

        3,813,895           1,125,428             888,853             287,545             238,876            (496,161)
                0                   0                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------


        6,526,559           4,755,687           1,931,382           1,335,123             840,638             255,952

         (235,173)           (321,490)         (1,167,386)           (763,269)           (552,823)           (617,580)
       (2,650,474)         (3,160,559)                  0                   0             (59,836)           (211,853)

              (22)                (95)            (17,411)            (60,285)                  0                   0
                0                   0                   0                   0             (19,087)                  0
         (405,712)          4,230,258           4,334,730           3,559,102          (1,263,406)           (310,953)
   --------------      --------------      --------------      --------------      --------------      --------------
        3,235,178           5,503,801           5,081,315           4,070,671          (1,054,514)           (884,434)

       31,883,509          26,379,708          12,834,511           8,763,840          10,733,621          11,618,055
   --------------      --------------      --------------      --------------      --------------      --------------
   $   35,118,687      $   31,883,509      $   17,915,826      $   12,834,511      $    9,679,107      $   10,733,621
   ==============      ==============      ==============      ==============      ==============      ==============



   $            0      $        9,919      $      (85,597)     $      (44,464)     $        4,929      $       21,757

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                 YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                            1997                      1996              DECEMBER 31, 1995 (1)
                                                            ----                      ----              ---------------------
NET ASSET VALUE AT BEGINNING OF PERIOD......           $    16.050                $   12.638              $   10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Loss....................                (0.152)                   (0.091)                 (0.042)
     Net Realized and Unrealized Gain
        on Investments......................                 0.243                     3.560                   3.047
                                                       -----------                ----------              ----------
TOTAL FROM INVESTMENT OPERATIONS............                 0.091                     3.469                   3.005
                                                       -----------                ----------              ----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............                (0.000)                   (0.000)                 (0.000)
     From Net Realized Capital Gains........                (0.435)                   (0.057)                 (0.367)
     In Excess of Net Realized Capital
        Gains...............................                (0.128)                   (0.000)                 (0.000)
                                                       -----------                ----------              ----------
     Total Distributions....................                (0.563)                   (0.057)                 (0.367)
                                                       -----------                ----------              ----------

NET ASSET VALUE AT END OF PERIOD............           $    15.578                $   16.050              $   12.638
                                                       ===========                ==========              ==========

TOTAL RETURN (2) (3)........................                  0.73%                    27.39%                  30.08% (4)
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)               $    18,254                $    13,803             $    3,813
     Ratio of Operating Expenses to
        Average Net Assets (5)..............                  1.35%                     1.35%                   1.35% (6)
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions..........................                  1.35%                     1.35%                   1.38% (6)
     Ratio of Net Investment Income to
        Average Net Assets .................                 (1.06)%                   (0.90)%                 (0.79)% (6)
     Portfolio Turnover Rate................                104.72%                    72.66%                  73.76% (4)
     Average Commission per Share (7).......           $      0.05                 $    0.05                      -


(1)      From commencement of operations May 4, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates. (3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4)      Not annualized.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.79%; 1996 - 2.38%; 1995 - 9.00%.
(6)      Annualized.
(7) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 15.062      $  13.823   $  11.752   $  11.348  $  10.177
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.068          0.016       0.014       0.013      0.086
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          1.392          1.647       2.872       1.119      1.679
                                                   --------      ---------   ---------   ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.460          1.663       2.886       1.132      1.765
                                                   --------      ---------   ---------   ---------  ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.161)       (0.013)      (0.000)     (0.023)    (0.091)
     In Excess of Net Investment Income.....         (0.126)       (0.051)      (0.000)     (0.000)    (0.007)
     From Net Realized Capital Gains........         (2.056)       (0.360)      (0.815)     (0.698)    (0.496)
     In Excess of Net Realized Capital Gains         (0.095)       (0.000)      (0.000)     (0.007)    (0.000)
                                                   --------      --------    ---------   ---------  ---------
     Total Distributions....................         (2.438)       (0.424)      (0.815)     (0.728)    (0.594)
                                                   --------      --------    ---------   ---------  ---------

NET ASSET VALUE AT END OF PERIOD............       $  14.084     $  15.062   $  13.823   $  11.752  $  11.348
                                                   =========     =========   =========   =========  =========

TOTAL RETURN (2) (3)........................            9.98%        12.33%      24.32%      10.02%     17.32%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  24,772     $  24,534   $  18,191   $  11,500  $  12,230
     Ratio of Operating Expenses to
        Average Net Assets (4)..............            1.20%         1.20%       1.20%       1.20%      1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................            1.20%         1.20%       1.20%         --         --

     Ratio of Net Investment Income to
        Average Net Assets .................            0.25%         0.10%       0.12%        0.16%      0.92%
     Portfolio Turnover Rate................          120.50%        61.14%      97.85%      110.12%     78.50%
     Average Commission per Share (6).......       $    0.00      $   0.02          --          --         --



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows:
         1997 -1.47%; 1996 - 1.50%; 1995 - 1.67%; 1994 - 2.22% and 1993 - 1.79%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 30.623      $  25.866   $  20.056   $  20.390   $  20.454
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss)...........         (0.082)        (0.063)      0.007       0.173       0.468
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          7.226          6.736       7.419      (0.335)      1.401
                                                   --------      ---------    --------   ---------    --------
TOTAL FROM INVESTMENT OPERATIONS............          7.144          6.673       7.426      (0.162)      1.869
                                                   --------      ---------   ---------   ---------    --------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.000)     (0.173)     (0.086)     (0.436)
     In Excess of Net Investment Income.....         (0.000)        (0.002)     (0.000)     (0.000)     (0.373)
     From Net Realized Capital Gains........         (3.065)        (1.914)     (1.443)     (0.086)     (1.124)
                                                   --------      ---------    --------    --------    --------
     Total Distributions....................         (3.065)        (1.916)     (1.616)     (0.172)     (1.933)
                                                   --------      ---------    --------    --------    --------

NET ASSET VALUE AT END OF PERIOD............       $ 34.702      $  30.623   $  25.866    $ 20.056   $  20.390
                                                   ========      =========   =========    ========   =========

TOTAL RETURN  (2) (3).......................          23.62%         25.74%      37.12%      (0.79)%      9.09%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $ 65,273      $  54,565   $  42,919   $  30,815   $  42,530
     Ratio of Operating Expenses to
        Average Net Assets  (4).............           1.10%          1.17%      1.17%        1.20%       1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................           1.10%          1.17%      1.17%          --          --

     Ratio of Net Investment Income to
        Average Net Assets .................          (0.25)%        (0.23)%     0.01%        0.78%       1.74%
     Portfolio Turnover Rate................          54.74%         67.82%    166.87%      155.12%       6.05%
     Average Commission per Share (6).......       $   0.05       $   0.05         --          --          --



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.17%; 1994 - 1.33% and 1993 - 1.21%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 15.254      $  15.704   $  12.372   $  14.650   $  13.891
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.287         0.659       0.559        0.521       0.314
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          2.965          0.063       3.560      (0.651)      2.171
                                                   --------      ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............          3.252          0.722       4.119      (0.130)      2.485
                                                   --------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.291)       (0.654)      (0.494)     (0.521)     (0.296)
     In Excess of Net Investment Income.....         (0.000)       (0.000)      (0.000)     (0.000)     (0.170)
     From Net Realized Capital Gains........         (3.940)       (0.518)      (0.293)     (1.627)     (1.260)
                                                   --------      --------    ---------   ---------   ---------
     Total Distributions....................         (4.231)       (1.172)      (0.787)     (2.148)     (1.726)
                                                   --------      --------    ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $ 14.275      $  15.254   $  15.704   $  12.372   $  14.650
                                                   ========      =========   =========   =========   =========

TOTAL RETURN (2) (3)........................          22.05%          4.62%      33.45%      (1.05)%     17.87%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  14,521     $  14,448   $  16,018   $  12,312   $  15,251
     Ratio of Operating Expenses to
        Average Net Assets (4)..............            1.15%         1.15%       1.15%       1.16%       1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................            1.18%         1.15%       1.17%        --          --

     Ratio of Net Investment Income to
        Average Net Assets .................            1.63%         3.74%       3.89%       3.16%      1.85%
     Portfolio Turnover Rate................          169.75%        19.41%      48.20%     193.40%    109.57%
     Average Commission per Share (6).......       $    0.03      $   0.03          --         --         --



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows:
         1997- 1.54%; 1996 - 1.48%; 1995 - 1.51%; 1994 - 1.60% and 1993 - 1.59%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                 YEAR ENDED DECEMBER 31,
                                                       -------------------------------------                PERIOD ENDED
                                                            1997                      1996              DECEMBER 31, 1995 (1)
                                                            ----                      ----              ---------------------
NET ASSET VALUE AT BEGINNING OF PERIOD......           $    12.421                $   11.171              $   10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................                 0.127                     0.070                   0.045
     Net Realized and Unrealized Gain
        (Loss) on Investments...............                 3.351                     1.291                   1.266
                                                       -----------                ----------              ----------
TOTAL FROM INVESTMENT OPERATIONS............                 3.478                     1.361                   1.311
                                                       -----------                ----------              ----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............                (0.127)                   (0.070)                 (0.045)
     In Excess of Net Investment Income.....                (0.000)                   (0.001)                 (0.000)
     From Net Realized Capital Gains........                (1.205)                   (0.040)                 (0.095)
                                                       -----------                ----------              ----------
     Total Distributions....................                (1.332)                   (0.111)                 (0.140)
                                                       -----------                ----------              ----------

NET ASSET VALUE AT END OF PERIOD............           $    14.567                $   12.421              $   11.171
                                                       ===========                ==========              ==========

TOTAL RETURN (2) (3)........................                 28.20%                    12.15%                  13.09% (4)
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....           $    21,061                 $  10,300              $    3,335
     Ratio of Operating Expenses to
        Average Net Assets (5)..............                  1.25%                     1.25%                   1.25% (6)
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions..........................                  1.25%                     1.26%                   1.49% (6)
     Ratio of Net Investment Income to
        Average Net Assets .................                  1.05%                     0.82%                   1.17% (6)
     Portfolio Turnover Rate................                162.94%                   131.85%                  33.49% (4)
     Average Commission per Share (7).......           $      0.06                 $    0.06                     --



(1)      From commencement of operations May 31, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4)      Not annualized.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1997 - 1.60%; 1996 - 2.63%; 1995 - 7.27%.
(6)      Annualized.
(7) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......        $ 12.699     $  12.043      $10.022   $  12.182    $  11.785
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................           0.103         0.143        0.137       0.236        0.424
     Net Realized and Unrealized Gain
        (Loss) on Investments...............           2.629         2.069        3.086      (0.711)       0.835
                                                   ---------     ---------    ---------   ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS............           2.732         2.212        3.223      (0.475)       1.259
                                                   ---------     ---------    ---------   ---------    ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............          (0.103)       (0.144)      (0.136)     (0.235)      (0.424)
     In Excess of Net Investment Income (7).          (0.000)       (0.000)      (0.000)     (0.008)      (0.000)
     From Net Realized Capital Gains........          (1.170)       (1.412)      (1.066)     (1.418)      (0.438)
     In Excess of Net Realized Capital Gains          (0.000)       (0.000)      (0.000)     (0.024)      (0.000)
                                                   ---------     ---------    ---------   ---------    ---------
     Total Distributions....................          (1.273)       (1.556)      (1.202)     (1.685)      (0.862)
                                                   ---------     ---------    ---------   ---------    ---------

NET ASSET VALUE AT END OF PERIOD............       $ 14.158      $  12.699    $  12.043   $  10.022    $  12.182
                                                   ========      =========    =========   =========    =========

TOTAL RETURN (2) (3)........................          21.79%         18.29%       32.24%      (3.91)%      10.52%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  35,119     $  31,884    $  26,380   $  21,150    $  24,522
     Ratio of Operating Expenses to
        Average Net Assets (4)..............          1.19%           1.20%        1.20%       1.20%        1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................           1.19%          1.20%        1.20%        --           --

     Ratio of Net Investment Income to
        Average Net Assets .................           0.69%          1.16%        1.14%       1.74%        3.20%
     Portfolio Turnover Rate................          45.87%         92.21%      161.10%     153.64%       25.57%
     Average Commission per Share (6).......       $   0.05      $    0.05           --         --           --


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows:
         1997 - 1.21%; 1996 - 1.32%; 1995 - 1.33%; 1994 - 1.48% and 1993 -
         1.35%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(7)      For 1997 and 1996, amount was less than $0.001 per share.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.173      $   8.589   $   7.914   $   9.704    $   9.492
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.640          0.596       0.779       1.018        0.848
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          0.598          0.624       0.717      (1.711)       0.567
                                                   --------      ---------   ---------   ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.238          1.220       1.496      (0.693)       1.415
                                                   --------      ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.681)        (0.596)     (0.779)     (1.005)      (0.849)
     In Excess of Net Investment Income.....         (0.010)        (0.040)     (0.042)     (0.006)      (0.000)
     From Net Realized Capital Gains........         (0.000)        (0.000)     (0.000)     (0.075)      (0.354)
     In Excess of Net Realized Capital Gains         (0.000)        (0.000)     (0.000)     (0.011)      (0.000)
                                                   --------      ---------    --------   ---------    ---------
     Total Distributions....................         (0.691)        (0.636)     (0.821)     (1.097)      (1.203)
                                                   --------      ---------    --------   ---------    ---------

NET ASSET VALUE AT END OF PERIOD............       $  9.720      $   9.173   $   8.589   $   7.914    $   9.704
                                                   ========      =========   =========   =========    =========

TOTAL RETURN  (2) (3).......................          13.54%         14.20%      18.98%      (7.08)%      14.91%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $ 17,916     $   12,835   $   8,764   $   7,771    $  14,496
     Ratio of Operating Expenses to
        Average Net Assets (4)..............           1.20%          1.18%       1.20%       1.20%        1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................           1.20%          1.20%       1.21%         --           --

     Ratio of Net Investment Income to
        Average Net Assets                             7.15%          7.96%       8.62%       8.70%        8.04%
     Portfolio Turnover Rate................          91.54%        105.48%      82.15%     200.19%       0.82%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows:
         1997 - 1.64%; 1996 - 1.99%; 1995 - 2.04%; 1994 - 2.03% and 1993 -
         1.59%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                      YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     1997           1996        1995      1994 (1)     1993
                                                     ----           ----        ----      --------     ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.938      $  10.510   $   9.718   $  10.923    $  10.659
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.630          0.629       0.765       0.690        0.674
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          0.299         (0.385)      1.191      (0.986)       0.328
                                                   --------      ---------   ---------   ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS............          0.929          0.244       1.956      (0.296)       1.002
                                                   --------      ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.617)        (0.610)     (0.765)     (0.690)      (0.673)
     In Excess of Net Investment Income.....         (0.000)        (0.000)     (0.045)     (0.000)      (0.000)
     From Net Realized Capital Gains........         (0.068)        (0.206)     (0.354)     (0.105)      (0.062)
     In Excess of Net Realized Capital Gains         (0.021)        (0.000)     (0.000)     (0.112)      (0.000)
     Tax Return of Capital..................         (0.000)        (0.000)     (0.000)     (0.002)      (0.003)
                                                   --------      ---------   ---------   ---------    ---------
     Total Distributions....................         (0.706)        (0.816)     (1.164)     (0.909)      (0.738)
                                                   --------      ---------   ---------   ---------    ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.161      $   9.938   $  10.510   $   9.718    $  10.923
                                                   ========      =========   =========   =========    =========

TOTAL RETURN (2) (3)........................           9.37%          2.36%      20.18%      (2.72)%       9.38%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  9,679      $  10,734   $  11,618   $  14,444    $  20,710
     Ratio of Operating Expenses to
        Average Net Assets (4)..............           0.85%          0.85%       0.85%       0.85%        0.85%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (5) .....................           0.86%          0.85%       0.85%         --           --

     Ratio of Net Investment Income to
        Average Net Assets .................           5.86%          5.80%       6.18%       5.65%        5.20%
     Portfolio Turnover Rate................         124.75%        244.96%     252.94%     289.71%       27.84%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in the product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1997, 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994 and 1993. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows:
         1997 - 1.73%; 1996 - 1.66%; 1995 - 1.59%; 1994 - 1.45% and 1993 -
         1.30%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently comprises eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio (formerly the Small Cap Portfolio), the World Equity Portfolio, the Growth Portfolio (formerly the Common Stock Portfolio), the Matrix Equity Portfolio (formerly the Tilt Utility Portfolio), the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.

      Effective May 1, 1997, the names of the Small Cap Portfolio, the Common Stock Portfolio and the Tilt Utility Portfolio were changed to the Small Cap Growth Portfolio, the Growth Portfolio and the Matrix Equity Portfolio, respectively.

      The Cash Management Portfolio was liquidated on December 3, 1997 after Monarch Life Insurance Company received permission from the SEC to redeem its shares. First Variable Life Insurance Company liquidated its shares on January 3, 1997, amounting to $8,214,892, and the money was transferred to the Federated Prime Money Fund II immediately following the Company's redemption.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Trust's equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-

      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a federal excise tax.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-


      As of December 31, 1997, the High Income Bond Portfolio had a realized capital loss carryforward, for Federal income tax purposes, of $384,526 ($291,888 expires on December 31, 2002, $52,592 expires on December 31, 2003, and $40,046 expires on December 31, 2005), available to be used to offset future realized capital gains.

      Any net capital losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital losses as follows, during such period in fiscal 1997:

                                PORTFOLIO                            AMOUNT
                                ---------                            ------
                     Small Cap Growth Portfolio                   $   113,121
                     World Equity Portfolio                            90,854
                     Matrix Equity Portfolio                            3,235
                     Growth & Income Portfolio                          1,931
                     High Income Bond Portfolio                        67,202
                     U.S. Government Bond Portfolio                       957

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of a Separate Account to receive dividends and capital gain distributions in cash. The Trust made the following reclassification as of December 31, 1997:

                                                                    Increase/(Decrease)          Increase/(Decrease)
                                               Decrease               Undistributed Net              Accumulated
                                            Paid in Capital           Investment Income         Realized Gain/(Loss)
                                            ---------------           -----------------         --------------------
Small Cap Growth Portfolio..............    $     (178,639)          $        178,639             $         0
World Equity Portfolio..................                 0                    219,037                (219,037)
Growth Portfolio........................          (154,518)                   154,536                     (18)
Multiple Strategies Portfolio...........                 0                     (9,897)                  9,897
High Income Bond Portfolio..............                 0                     67,480                 (67,480)
U.S. Government Bond Portfolio..........                 0                    (26,679)                 26,679

Net investment income, net realized gains and net assets were not affected by these changes.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company, through its investment management division State Street Global Advisors, as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg, Pincus Counsellors, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Keystone Investment Management Company as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1998 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio).

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the period ended December 31, 1997, the Trust's expenses were reduced by $5,741.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-


TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the year ended December 31, 1997 were as follows:

                                                 NON-                                NON-
                                              GOVERNMENT         GOVERNMENT     GOVERNMENT           GOVERNMENT
                                               PURCHASES          PURCHASES          SALES              SALES
                                               ---------          ---------          -----              -----
Small Cap Growth Portfolio...............     $   21,367,241     $         0   $   17,087,686      $           0
World Equity Portfolio...................         30,434,460               0       32,710,614                  0
Growth Portfolio.........................         31,910,175               0       37,274,007                  0
Matrix Equity Portfolio..................         24,474,874               0       27,169,643                  0
Growth & Income Portfolio................         30,094,956         477,690       24,441,564                  0
Multiple Strategies Portfolio............         13,784,036               0       17,606,074            500,000
High Income Bond Portfolio...............         16,275,784       1,984,480       12,142,265          1,956,855
U.S. Government Bond Portfolio...........          2,128,917       9,485,380        2,447,349         10,076,678

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1997 were as follows:

                                                                     GROSS UNREALIZED              NET UNREALIZED
                                        IDENTIFIED COST       APPRECIATION     (DEPRECIATION)       APPRECIATION
                                        ---------------       ------------     --------------       ------------
Small Cap Growth Portfolio............  $  16,167,244        $  3,154,530       $   (959,272)      $   2,195,258
World Equity Portfolio................     20,892,376           4,846,586         (1,030,596)          3,815,990
Growth Portfolio......................     45,061,449          23,347,566           (661,968)         22,685,598
Matrix Equity Portfolio...............     12,768,635           1,926,784           (279,440)          1,647,344
Growth & Income Portfolio.............     18,873,760           2,476,829           (146,805)          2,330,024
Multiple Strategies Portfolio.........     27,226,175           8,897,314           (259,965)          8,637,349
High Income Bond Portfolio............     16,489,397           1,177,844            (34,703)          1,143,141
U.S. Government Bond Portfolio........      8,805,769             264,297             (8,112)            256,185

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-

NOTE E -- TRUST SHARE TRANSACTIONS

                                                         YEAR ENDED                         YEAR ENDED
                                                      DECEMBER 31, 1997                  DECEMBER 31, 1996
                                                  ------------------------           ------------------------
                                                  SHARES            AMOUNT           SHARES            AMOUNT
                                                  ------            ------           ------            ------
SMALL CAP GROWTH PORTFOLIO
   Shares sold.............................         747,354    $   11,425,373          848,253     $   12,925,499
   Shares issued to shareholders in
     reinvestment..........................          42,547           634,176            2,623             40,086
                                               ------------    --------------     ------------     --------------
                                                    789,901        12,059,549          850,876         12,965,585
   Shares repurchased......................        (478,142)       (7,512,702)        (292,589)        (4,445,800)
                                               ------------    --------------     ------------     --------------
   Net increase............................         311,759    $    4,546,847          558,287     $    8,519,785
                                               ============    ==============     ============     ==============

WORLD EQUITY PORTFOLIO
   Shares sold.............................         403,152    $    6,457,778          872,836     $   12,579,417
   Shares issued to shareholders in
     reinvestment..........................         266,229         3,728,781           45,499            667,451
                                               ------------    --------------     ------------     --------------
                                                    669,381        10,186,559          918,335         13,246,868
   Shares repurchased......................        (539,499)       (8,646,191)        (605,395)        (8,688,488)
                                               ------------    --------------     ------------     --------------
   Net increase............................         129,882    $    1,540,368          312,940     $    4,558,380
                                               ============    ==============     ============     ==============

GROWTH PORTFOLIO
   Shares sold.............................         367,894    $   12,611,360          424,439     $   12,507,958
   Shares issued to shareholders in
     reinvestment..........................         158,068         5,388,138          105,176          3,227,017
                                               ------------    --------------     ------------     --------------
                                                    525,962        17,999,498          529,615         15,734,975
   Shares repurchased......................        (426,876)      (14,660,353)        (407,036)       (11,993,935)
                                               ------------    --------------     ------------     --------------
   Net increase............................          99,086    $    3,339,145          122,579     $    3,741,040
                                               ============    ==============     ============     ==============

MATRIX EQUITY PORTFOLIO
   Shares sold.............................         104,446    $    1,797,770          198,705     $    3,085,526
   Shares issued to shareholders in
     reinvestment..........................         237,431         3,376,382           69,597          1,065,932
                                               ------------    --------------     ------------     --------------
                                                    341,877         5,174,152          268,302          4,151,458
   Shares repurchased......................        (271,817)       (4,560,270)        (341,137)        (5,287,328)
                                               ------------    --------------     ------------     --------------
   Net increase (decrease).................          70,060    $      613,882          (72,835)    $   (1,135,870)
                                               ============    ==============     ============     ==============

GROWTH & INCOME PORTFOLIO
   Shares sold.............................         662,608    $    9,350,713          648,884     $    8,072,912
   Shares issued to shareholders in
     reinvestment..........................         122,683         1,755,239            7,099             88,565
                                               ------------    --------------     ------------     --------------
                                                    785,291        11,105,952          655,983          8,161,477
   Shares repurchased......................        (168,745)       (2,413,468)        (125,254)        (1,536,470)
                                               ------------    --------------     ------------     --------------
   Net increase............................         616,546    $    8,692,484          530,729     $    6,625,007
                                               ============    ==============     ============     ==============

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-


MULTIPLE STRATEGIES PORTFOLIO
   Shares sold.............................         655,204    $    9,697,302        1,191,576     $   16,014,171
   Shares issued to shareholders in
     reinvestment..........................         207,591         2,885,670          272,676          3,482,144
                                               ------------    --------------     ------------     --------------
                                                    862,795        12,582,972        1,464,252         19,496,315
   Shares repurchased......................        (892,919)      (12,988,684)      (1,144,091)       (15,266,057)
                                               ------------    --------------     ------------     --------------
   Net (decrease) increase.................         (30,124)   $     (405,712)         320,161     $    4,230,258
                                               ============    ==============     ============     ==============

HIGH INCOME BOND PORTFOLIO
   Shares sold.............................       1,263,456    $   12,288,479          980,079     $    9,025,755
   Shares issued to shareholders in
     reinvestment..........................         121,580         1,184,796           89,263            817,769
                                               ------------    --------------     ------------     --------------
                                                  1,385,036        13,473,275        1,069,342          9,843,524
   Shares repurchased......................        (941,065)       (9,138,545)        (690,441)        (6,284,422)
                                               ------------    --------------     ------------     --------------
   Net increase............................         443,971    $    4,334,730          378,901     $    3,559,102
                                               ============    ==============     ============     ==============

U.S. GOVERNMENT BOND PORTFOLIO
   Shares sold.............................         155,066    $    1,631,131          241,930     $    2,487,211
   Shares issued to shareholders in
     reinvestment..........................          62,082           631,746           82,843            829,433
                                               ------------    --------------     ------------     --------------
                                                    217,148         2,262,877          324,773          3,316,644
   Shares repurchased......................        (344,656)       (3,526,283)        (350,145)        (3,627,597)
                                               ------------    --------------     ------------     --------------
   Net decrease............................        (127,508)   $   (1,263,406)         (25,372)    $     (310,953)
                                               ============    ==============     ============     ==============


NOTE F -- FORWARD FOREIGN CURRENCY CONTRACT

      As of December 31, 1997 the World Equity Portfolio had open 10 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                              NET UNREALIZED
               CURRENCY SOLD             SETTLEMENT DATE     COST              VALUE    APPRECIATION/(DEPRECIATION)
               -------------             ---------------     ----              -----    ---------------------------

       440,692 Australian Dollars           01/08/98      $   319,700     $   287,272          $   32,428
     9,129,918 French Francs                02/03/98        1,577,000       1,519,975              57,025
     1,354,636 German Marks                 02/18/98          779,000         755,177              23,823
   155,453,717 Japanese Yen                 01/28/98        1,272,000       1,195,415              76,585
     1,248,676 Netherland Guilder           02/18/98          638,000         617,703              20,297
    53,315,808 Spanish Pesetas              03/05/98          357,000         350,555               6,445
     7,712,327 Swedish Krona                03/05/98          996,000         973,076              22,924
     1,703,479 Swiss Francs                 02/18/98        1,208,000       1,172,627              35,373

               CURRENCY PURCHASED
               ------------------

        80,000 French Francs                02/03/98           13,868          13,319                (549)
    36,196,000 Japanese Yen                 01/28/98          279,495         278,342              (1,153)
                                                                                               ----------
                                                                                               $  273,198
                                                                                               ==========

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997
                                   -CONTINUED-


NOTE G - TAX INFORMATION NOTICE - UNAUDITED

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 1997:

Small Cap Growth Portfolio, World Equity Portfolio, Growth Portfolio, Matrix Equity Portfolio, Growth & Income Portfolio, Multiple Strategies Portfolio, and U.S. Government Bond Portfolio designate $634,176, $2,827,717, $5,388,137, $2,511,433, $144,275, $2,650,489, and $26,859, respectively, as long term capital gains dividend paid.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                      JOHN M. SOUKUP, PRESIDENT AND TRUSTEE
                          ARNOLD R. BERGMAN, SECRETARY
                             JOHN V. EGAN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, FIRST VARIABLE LIFE INSURANCE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

-------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1997 through December 31, 1997. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the fund's financial statements.

Over the reporting period, the fund kept shareholders' cash working -- and accessible -- every day while maintaining a stable share price of $1.00.*

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1997, net assets reached $60 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.


Sincerely,

/s/  J. Christopher Donahue
---------------------------
J. Christopher Donahue
President
February 15, 1998







* Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is not insured or guaranteed by the U.S. government.

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Prime Money Fund II invests in money market instruments maturing in thirteen months or less. The average maturity of these securities, computed on a dollar-weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

U.S. economic growth continued at an above average pace during early 1997, but moderately slowed as the year progressed. The unemployment rate fell to a quarter-century low of 4.6%. Consumer spending, which accounts for two-thirds of the U.S. economy, is on the rise, fueled in part by gains in income. These strong economic indicators on the domestic side are being offset by the turmoil in Southeast Asia. The combination of the slowdown in Asia and slow steady growth in the U.S. should keep inflation in check during 1998.

Thirty-day commercial paper started the reporting period at 5.37% on January 2, 1997, and then rose as high as 5.95% on December 29, 1997, reflecting year-end technical pressures.

Rates fell in January 1997 and February 1997 with the 30-day commercial paper rate reaching a low of 5.24% on February 21, 1997. Rates rose dramatically in late March 1997 and early April 1997 to a 5.57%, reflecting the 0.25% hike in the federal funds rate. Commercial paper rates continued to trade around 5.57% through the remainder of the year.

The target average maturity range for the fund remained in the 35- to 45-day target range for the entire reporting period, reflecting a neutral position regarding Federal Reserve Board policy. In structuring the fund, there is continued emphasis placed on positioning 30 - 35% of the fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

During the reporting period ended December 31, 1997, the net assets of the fund increased from $45.7 to $60 million while the 7-day net yield increased from 4.77% to 5.10%.* The effective average maturity of the fund on December 31, 1997, was 41 days.

* Performance quoted represents past performance and is not indicative of future results. Yield will vary.

                            PORTFOLIO OF INVESTMENTS

                         FEDERATED PRIME MONEY FUND II
                               December 31, 1997

PRINCIPAL
 AMOUNT                                                                                    VALUE
-----------   -----------------------------------------------------------------------    ---------
SHORT-TERM NOTES--21.0%
-------------------------------------------------------------------------------------
Banking--4.5%
-------------------------------------------------------------------------------------
$ 1,000,000   BankBoston, N.A., 6.020%, 10/21/1998                                       $ 1,000,000
              -----------------------------------------------------------------------
    500,000   Bayerische Landesbank - NY, 6.250%, 4/15/1998                                  499,959
              -----------------------------------------------------------------------
  1,200,000   SALTS II Cayman Islands Corp., Series 1997-1b, 5.988%, 3/19/1998             1,200,000
              -----------------------------------------------------------------------    -----------
                Total                                                                      2,699,959
              -----------------------------------------------------------------------    -----------
BROKERAGE--1.7%
-------------------------------------------------------------------------------------
  1,000,000   Goldman Sachs & Co., 5.781%, 1/26/1998                                       1,000,000
              -----------------------------------------------------------------------
FINANCE - AUTOMOTIVE--5.9%
-------------------------------------------------------------------------------------
    182,174   Chase Manhattan Auto Owner Trust 1997-B, Class A-1, 5.744%, 7/10/1998          182,174
              -----------------------------------------------------------------------
    757,362   Ford Credit Auto Owner Trust 1997-B, Class A-1, 5.748%, 10/15/1998             757,362
              -----------------------------------------------------------------------
  2,500,000   Ford Motor Credit Corp., 6.420%, 2/4/1998                                    2,501,295
              -----------------------------------------------------------------------    -----------
                Total                                                                      3,440,831
              -----------------------------------------------------------------------    -----------
FINANCE - COMMERCIAL--6.0%
-------------------------------------------------------------------------------------
  1,000,000   CIT Group Holdings, Inc., 6.125%, 9/1/1998                                   1,001,445
              -----------------------------------------------------------------------
    500,000   CIT Group Holdings, Inc., 6.200%, 4/15/1998                                    500,565
              -----------------------------------------------------------------------
  1,000,000   CIT Group Holdings, Inc., 6.500%, 7/13/1998                                  1,003,466
              -----------------------------------------------------------------------
  1,000,000   Triangle Funding Ltd., 5.750%, 11/16/1998                                    1,000,000
              -----------------------------------------------------------------------    -----------
                Total                                                                      3,505,476
              -----------------------------------------------------------------------    -----------
FINANCE - EQUIPMENT--2.0%
-------------------------------------------------------------------------------------
  1,200,000   Caterpillar Financial Asset Trust 1997-B, Class A-1, 5.805%, 11/25/1998      1,200,000
              -----------------------------------------------------------------------    -----------
FINANCE - RETAIL--0.9%
-------------------------------------------------------------------------------------
    500,000   Associates Corp. of North America, 8.800%, 8/1/1998                            507,916
              -----------------------------------------------------------------------    -----------
                TOTAL SHORT-TERM NOTES                                                    12,354,182
              -----------------------------------------------------------------------    -----------
CERTIFICATE OF DEPOSIT--11.7%
-------------------------------------------------------------------------------------
BANKING--11.7%
-------------------------------------------------------------------------------------
  1,000,000   Bankers Trust Co., New York, 6.000%, 9/9/1998                                  999,671
              -----------------------------------------------------------------------
  1,000,000   Royal Bank of Canada, Montreal, 6.000%, 4/6/1998                             1,000,339
              -----------------------------------------------------------------------
  1,000,000   Sanwa Bank Ltd., Osaka, 6.180%, 1/20/1998                                    1,000,005
              -----------------------------------------------------------------------
  1,000,000   Societe Generale, Paris, 5.920%, 8/6/1998                                      999,716
              -----------------------------------------------------------------------
  1,000,000   Sumitomo Bank Ltd., Osaka, 6.170%, 1/20/1998                                 1,000,005
              -----------------------------------------------------------------------
  2,000,000   Sumitomo Bank Ltd., Osaka, 6.450%, 1/23/1998                                 1,999,183
              -----------------------------------------------------------------------    -----------
                TOTAL CERTIFICATES OF DEPOSIT                                              6,998,919
              -----------------------------------------------------------------------    -----------
ENERGY MINERALS--1.0%
-------------------------------------------------------------------------------------
    600,000   Occidental Petroleum Corp., 6.222%, 1/27/1998                                  597,326
              -----------------------------------------------------------------------    -----------
FINANCE - EQUIPMENT--1.0%
-------------------------------------------------------------------------------------
    600,000   Comdisco, Inc., 6.100%, 3/13/1998                                              592,900
              -----------------------------------------------------------------------    -----------
INDUSTRIAL PRODUCTS--0.8%
-------------------------------------------------------------------------------------
    500,000   Praxair, Inc., 5.969%, 2/27/1998                                               495,329
              -----------------------------------------------------------------------    -----------
INSURANCE--0.9%
-------------------------------------------------------------------------------------
    500,000   CNA Financial Corp., 6.021%, 3/19/1998                                         493,658
              -----------------------------------------------------------------------    -----------
                TOTAL COMMERCIAL PAPER                                                     2,179,213
              -----------------------------------------------------------------------    -----------

                         FEDERATED PRIME MONEY FUND II

PRINCIPAL
 AMOUNT                                                                                                         VALUE
------------------------------------------------------------------------------------------------------------- ---------
(a)NOTES - VARIABLE -- 24.8%
-------------------------------------------------------------------------------------------------------------
BANKING -- 18.2%
-------------------------------------------------------------------------------------------------------------
$  160,000     Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Amsouth Bank N.A.,
               Birmingham LOC), 6.030% 1/7/1998                                                                 $   160,000
               ----------------------------------------------------------------------------------------------
   188,000     Capital One Funding Corp., Series 1995-A, (Bank One, Indianapolis, N.A. LOC), 6.030%, 1/1/1998       188,000
               ----------------------------------------------------------------------------------------------
   180,000     Denver Urban Renewal Authority, (Series 1992-B), (Banque Paribas, Paris LOC),
               6.250%, 1/1/1998                                                                                     180,000
               ----------------------------------------------------------------------------------------------
   400,000     Edgefield County, SC, Series 1997 (Bondex Inc Project), (Marine Midland Bank N.A.,
               Buffalo, NY LOC), 5.906%, 1/1/1998                                                                   400,000
               ----------------------------------------------------------------------------------------------
   185,000     Franklin County, OH, Edison Wielding, Series 1995, (Huntington National Bank, Columbus,
               OH LOC), 6.160%, 1/1/1998                                                                            185,000
               ----------------------------------------------------------------------------------------------
 1,000,000     Kenny, Donald R. and Cheryl A., Series 1996-C, (Star Bank, N.A., Cincinnati LOC),
               6.080%, 1/1/1998                                                                                   1,000,000
               ----------------------------------------------------------------------------------------------
   400,000     La-Man Corp., (SouthTrust Bank of Alabama, Birmingham LOC), 6.050%, 1/2/1998                        400,000
               ----------------------------------------------------------------------------------------------
 1,920,378     (b)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
               Girozentrale Swap Agreement), 5.688%, 1/15/1998                                                    1,920,378
               ----------------------------------------------------------------------------------------------
 1,000,000     Long Lane Master Trust III, Series 1997-C, 5.780%, 1/7/1998                                        1,000,000
               ----------------------------------------------------------------------------------------------
   575,000     Madison, WI Community Development Authority, Series 1997-B Hamilton Point Apts.,
               (Bank One, Wisconsin, N.A. LOC), 6.130%, 1/1/1998                                                    575,000
               ----------------------------------------------------------------------------------------------
   238,000     Maryland State IDFA, Human Genome, Series 1994, (First National Bank of Maryland,
               Baltimore LOC), 5.900%, 1/5/1998                                                                     238,000
               ----------------------------------------------------------------------------------------------
   330,000     Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank, Detroit, MI LOC),
               5.825%, 1/1/1998                                                                                     330,000
               ----------------------------------------------------------------------------------------------
   550,000     REAL I Funding Corp., Casto Realty Investments Series 1996, (Huntington National Bank,
               Columbus, OH LOC), 6.030%, 1/1/1998                                                                  550,000
               ----------------------------------------------------------------------------------------------
   935,433     (b)Rabobank Optional Redemption Trust, Series 1997-101, 5.754%, 1/15/1998                            935,433
               ----------------------------------------------------------------------------------------------
   370,000     Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC),
               6.030%, 1/1/1998                                                                                     370,000
               ----------------------------------------------------------------------------------------------
   135,000     Southeast Regional Holdings, LLC, Series 1995-A, (Columbus Bank and Trust Co., GA LOC),
               5.830%, 1/1/1998                                                                                     135,000
               ----------------------------------------------------------------------------------------------
 2,125,000     Trap Rock Industries, Inc., Series 1997, (Corestates Bank N.A., Philadelphia, PA LOC),
               5.900%, 1/7/1998                                                                                   2,125,000
               ----------------------------------------------------------------------------------------------
   195,000     Vista Funding Corp., Series 1994-A, (Fifth Third Bank of Northwestern OH LOC),
               6.030%, 1/1/1998                                                                                     195,000
               ----------------------------------------------------------------------------------------------   -----------
                   Total                                                                                         10,886,811
               ----------------------------------------------------------------------------------------------   -----------
INSURANCE -- 6.6%
-------------------------------------------------------------------------------------------------------------
 1,000,000     General American Life Insurance Co., 6.141%, 1/21/1998                                             1,000,000
               ----------------------------------------------------------------------------------------------
 1,000,000     Jackson National Life Insurance Co., 5.820%, 1/25/1998                                             1,000,000
               ----------------------------------------------------------------------------------------------
   915,294     (b)Liquid Asset Backed Securities Trust, Series 1997-3 Senior Notes, (Guaranteed by AMBAC),
               5.906%, 3/27/1998                                                                                    915,294
               ----------------------------------------------------------------------------------------------
 1,000,000     Travelers Insurance Company, 5.837%, 2/20/1998                                                     1,000,000
               ----------------------------------------------------------------------------------------------
                   Total                                                                                          3,915,294
               ----------------------------------------------------------------------------------------------   -----------
                   TOTAL NOTES -- VARIABLE                                                                       14,802,105
               ----------------------------------------------------------------------------------------------   -----------
(c)REPURCHASE AGREEMENTS -- 39.2%
-------------------------------------------------------------------------------------------------------------
 6,505,000     Fuji Government Securities, Inc., 6.600%, dated 12/31/1997, due 1/2/1998                           6,505,000
               ----------------------------------------------------------------------------------------------
   856,000     Goldman Sachs Group, LP, 5.250%, dated 12/31/1997, due 1/2/1998                                      856,000
               ----------------------------------------------------------------------------------------------
 2,500,000     HSBC Securities, Inc., 6.800%, dated 12/31/1997, due 1/2/1998                                      2,500,000
               ----------------------------------------------------------------------------------------------
 6,000,000     PaineWebber Group, Inc., 6.600%, dated 12/31/1997, due 1/2/1998                                    6,000,000
               ----------------------------------------------------------------------------------------------

                         FEDERATED PRIME MONEY FUND II

PRINCIPAL
 AMOUNT                                                                                                         VALUE
------------------------------------------------------------------------------------------------------------- ---------
(c)REPURCHASE AGREEMENTS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
$2,500,000     Societe Generale, New York, 6.600%, dated 12/31/1997, due 1/2/1998                               $ 2,500,000
               ----------------------------------------------------------------------------------------------
 2,500,000     Swiss Bank Capital Markets, 6.550%, dated 12/31/1997, due 1/2/1998                                 2,500,000
               ----------------------------------------------------------------------------------------------
 2,500,000     UBS Securities, Inc., 6.800%, dated 12/31/1997, due 1/2/1998                                       2,500,000
               ----------------------------------------------------------------------------------------------   -----------
                   TOTAL REPURCHASE AGREEMENTS                                                                   23,361,000
               ----------------------------------------------------------------------------------------------   -----------
                   TOTAL INVESTMENTS (AT AMORTIZED COST)(d)                                                     $59,695,419
               ----------------------------------------------------------------------------------------------   ===========

(a)  Floating rate note with current rate and next reset date shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1997, these securities amounted to $3,771,105 which represents 6.3% of net assets.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($59,659,343) at December 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
IDA   -- Industrial Development Authority
IDB   -- Industrial Development Bond
IDFA  -- Industrial Development Finance Authority
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership

(See Notes which are an integral part of the Financial Statements)

                      STATEMENT OF ASSETS AND LIABILITIES

                         FEDERATED PRIME MONEY FUND II
                               DECEMBER 31, 1997

ASSETS:
Investments in repurchase agreements                                  $23,361,000
Investments in securities                                              36,334,419
                                                                      -----------
  Total investments in securities, at amortized cost and value                        $59,695,419
Income receivable                                                                         481,706
Receivable for investments sold                                                           375,010
Receivable for shares sold                                                              1,588,781
Deferred organizational costs                                                               7,477
                                                                                      -----------
  Total assets                                                                         62,148,393
LIABILITIES:
Payable for shares redeemed                                               745,573
Payable to bank                                                         1,706,393
Income distribution payable                                                   514
Accrued expenses                                                           36,570
                                                                      -----------
  Total liabilities                                                                     2,489,050
                                                                                      -----------
NET ASSETS for 59,659,343 shares outstanding                                          $59,659,343
                                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$59,659,343 divided by 59,659,343 shares outstanding                                        $1.00
                                                                                      ===========

(See Notes which are an integral part of the Financial Statements)

                            STATEMENT OF OPERATIONS

                         FEDERATED PRIME MONEY FUND II
                          YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
Interest                                                                               $3,464,429
EXPENSES:
Investment advisory fee                                               $ 306,771
Administrative personnel and services fee                               125,002
Custodian fees                                                           23,110
Transfer and dividend disbursing agent fees and expenses                 28,008
Trustees' fees                                                            2,390
Auditing fees                                                            12,794
Legal fees                                                                4,953
Portfolio accounting fees                                                47,302
Share registration costs                                                  5,283
Printing and postage                                                     51,445
Insurance premiums                                                        2,640
Miscellaneous                                                             7,509
                                                                      ---------
  Total expenses                                                        617,207
Waiver--
  Waiver of investment advisory fee                                    (123,674)
                                                                      ---------
    Net expenses                                                                          493,533
                                                                                       ----------
     Net investment income                                                             $2,970,896
                                                                                       ==========

(See Notes which are an integral part of the Financial Statements)

                       STATEMENT OF CHANGES IN NET ASSETS

                         FEDERATED PRIME MONEY FUND II

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------
                                                                                        1997              1996
                                                                                   -----------        -----------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------------------------
Net investment income                                                                   $    2,970,896     $  1,446,378
--------------------------------------------------------------------------------------  --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------------------------
Distributions from net investment income                                                    (2,970,896)       (1,446,378)
--------------------------------------------------------------------------------------  --------------     -------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------------------------
Proceeds from sale of shares                                                               247,591,033       214,683,781
--------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared        2,968,806         1,446,378
--------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (236,555,828)     (188,312,731)
--------------------------------------------------------------------------------------   -------------     -------------
  Change in net assets resulting from share transactions                                    14,004,011        27,817,428
--------------------------------------------------------------------------------------   -------------     -------------
    Change in net assets                                                                    14,004,011        27,817,428
--------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------
Beginning of period                                                                         45,655,332        17,837,904
--------------------------------------------------------------------------------------   -------------     -------------
End of period                                                                            $  59,659,343     $  45,655,332
--------------------------------------------------------------------------------------   =============     =============

(See Notes which are an integral part of the Financial Statements)

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                  Year Ended December 31,
                                                                        -----------------------------------------
                                                                        1997        1996       1995       1994(a)
                                                                        ----        ----       ----       -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 1.00      $ 1.00     $ 1.00     $ 1.00
----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------
  Net investment income                                                   0.05        0.05       0.05       0.01
----------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------
  Distributions from net investment income                              (0.05)       (0.05)     (0.05)     (0.01)
----------------------------------------------------------------       ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD                                        $  1.00      $  1.00    $  1.00    $  1.00
----------------------------------------------------------------       ======       ======     ======     ======
TOTAL RETURN(b)                                                          4.93%        4.75%      5.20%      0.50%
----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------
  Expenses                                                               0.80%        0.80%      0.80%      0.80%*
----------------------------------------------------------------
  Net investment income                                                  4.84%        4.68%      5.12%      4.26%*
----------------------------------------------------------------
  Expense waiver(c)                                                      0.20%        0.57%      2.69%     71.84%*
----------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------
  Net assets, end of period (000 omitted)                             $59,659      $45,655    $17,838       $552
----------------------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                         NOTES TO FINANCIAL STATEMENTS

                         FEDERATED PRIME MONEY FUND II
                               DECEMBER 31, 1997

ORGANIZATION
Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on the restricted security held at December 31, 1997 is as follows:

SECURITY                                         ACQUISITION DATE           ACQUISITION COST
--------                                         ----------------           ----------------
Liquid Asset Backed Securities
Trust, Series 1997-1                                 2/19/1997                  $1,920,378

Liquid Asset Backed Securities
Trust, Series 1997-3                                 6/27/1997                     915,294

Rabobank Optional Redemption
Trust, Series 1997-101                               4/17/1997                     935,433

                         FEDERATED PRIME MONEY FUND II

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1997, capital paid in aggregated $59,659,343.

Transactions in shares were as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------
                                                                             1997          1996
                                                                          -----------    ----------
Shares sold                                                               247,591,033    214,683,781
--------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared          2,968,806      1,446,378
--------------------------------------------------------------------
Shares redeemed                                                          (236,555,828)  (188,312,731)
--------------------------------------------------------------------     ------------   ------------
   Net change resulting from share transactions                            14,004,011     27,817,428
--------------------------------------------------------------------     ============   ============

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE
Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES
FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES
Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended December 31, 1997, the Fund expensed $5,981 of organizational expenses.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II, (a portfolio of the Federated Insurance Series) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 6, 1998

            TRUSTEES                               OFFICERS

         John F. Donahue                       John F. Donahue
                                                   Chairman
        Thomas G. Bigley
                                            J. Christopher Donahue
      John T. Conroy, Jr.                         President

      William J. Copeland                     Edward C. Gonzales
                                           Executive Vice President
     J. Christopher Donahue
                                              John W. McGonigle
         James E. Dowd                Executive Vice President, Treasurer,
                                                and Secretary
    Lawrence D. Ellis, M.D.
                                              Richard B. Fisher
    Edward L. Flaherty, Jr.                     Vice President

        Peter E. Madden                       Matthew S. Hardin
                                             Assistant Secretary
      John E. Murray, Jr.

        Wesley W. Posvar

       Marjorie P. Smuts




Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                                        [LOGO] FEDERATED INVESTORS
                                               FEDERATED PRIME
                                               MONEY FUND II

                                               Federated Insurance Series











Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

                                             ANNUAL REPORT TO
                                             SHAREHOLDERS
                                             DECEMBER 31, 1997

Cusip 313916504
G00842-01 (2/98)                 [RECYCLE LOGO]

First Variable Life Insurance Company                               Bulk Rate
10 Post Office Square                                             U.S. Postage
Boston, MA 02109                                                      PAID
800.228.1035                                                      Permit No. 7
marketing@firstvariable.com                                        Ashland, MA



This information must be preceded or accompanied by a currently effective prospectus and performance sheet showing variable contract level returns. Contact your investment professional or First Variable for a free prospectus. Read it carefully before investing or sending money. Policies issued by the company's former parent prior to the purchase of First Variable Life by Irish Life of North America continue to be funded by VIST.

Variable annuities and variable life insurance contracts are not insured by the FDIC, the Federal Reserve Board or any other agency and are not deposits or obligations of, nor guaranteed or endorsed by, any bank or savings associations. These products involve investment risk, including the possible loss of principal.

First Variable Life is an affiliate of Irish Life of North America, Inc., the holding company for Irish Life's U.S. companies. Irish Life, headquartered in Dublin, Ireland, is a major international financial institution with assets in excess of $11 billion, specializing in life insurance, pension plans and investment management.

Securities are distributed through First Variable Capital Services, Inc. a wholly owned subsidiary of First Variable Life and a member of the National Association of Securities Dealers, Inc.

Products not available in all states.

#8010 (2/98)

                           [FIRST VARIABLE LIFE LOGO]